UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Michael W. Stockton

Capital Income Builder

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New opportunities
in the dividend
landscape

Special feature page 6

Capital Income Builder® Annual report for the year ended October 31, 2015

Capital Income Builder seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–9.61%	5.41%	4.65%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated January 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 3.00%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	New opportunities in the dividend landscape

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
18	Financial statements
39	Board of trustees and other officers

Fellow investors:

Equities advanced over the course of Capital Income Builder’s most recent fiscal year, although markets experienced volatility. Dividend-paying equities were challenged by currency headwinds, uncertainty over a U.S. interest rate hike and sinking oil prices, which hurt shares of higher yielding oil and gas companies. For the 12 months ended October 31, 2015, the fund’s dividend yield was 4.11%, compared with 2.06% for Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, and 2.53% for the MSCI ACWI (All Country World Index), a measure of returns for stock markets in 46 countries. The fund’s yield also surpassed the 3.00% yield of the Lipper Global Equity Income Funds Average.

In terms of total return, Capital Income Builder fell 0.69% for the period. The MSCI ACWI was down 0.03%, while the S&P 500 advanced 5.21%. By way of comparison, the Lipper Global Equity Income Funds Average, a peer group measure, lost 1.95%. Unlike all-equity indexes, the fund contains a bond portfolio. The Barclays U.S. Aggregate Index, a broad measure of U.S. fixed-income markets, rose 1.96% over the period.

Growth of income

The fund paid a quarterly dividend of 50 cents a share and a special dividend of 38.5 cents a share in December 2014. The fund also paid regular dividends of 50 cents a share in March, June and September. December’s special dividend was made possible by gains from the fund’s investment in Vodafone, which issued a substantial dividend to stockholders using proceeds from the sale of its stake in Verizon Wireless. The fund strives to grow

Results at a glance

For periods ended October 31, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 7/30/87)

Capital Income Builder (Class A shares)	–0.69%	7.29%	6.03%	9.42%
MSCI ACWI (All Country World Index)[1,2]	–0.03	7.68	5.67	6.75
Barclays U.S. Aggregate Index[1]	1.96	3.03	4.72	6.67
70%/30% MSCI ACWI/Barclays Index[1,2,3]	0.77	6.48	5.71	7.01
Standard & Poor’s 500 Composite Index[1]	5.21	14.32	7.84	9.30
Lipper Global Equity Income Funds Average[4]	–1.95	6.80	3.68	—

[1]	The market indexes are unmanaged and, therefore, have no sales charges. Investors cannot invest directly in an index.
[2]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index) did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	The 70%/30% MSCI ACWI/Barclays Index blends the MSCI ACWI (All Country World Index) with the Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.
[4]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Capital Income Builder	1

Largest equity holdings

October 31, 2015

Company	Percent of net assets
Philip Morris International	3.4%
Verizon Communications	3.0
Altria	2.9
Amgen	1.9
AbbVie	1.8
SSE	1.8
GlaxoSmithKline	1.5
Novartis	1.3
AT&T	1.3
Dominion Resources	1.3

its dividend and provide a special dividend each fiscal year, though its ability to do so is dependent on market conditions.

The investment landscape

Globally, stocks experienced volatility. Although they rose for much of the fiscal year, equities dropped sharply late in 2015 amid concerns about slowing global economic growth, especially in China. Plummeting oil and metals prices, along with anxieties about Greece’s status in the euro zone, also periodically weighed on markets.

Overall, U.S. stocks rose amid healthy corporate earnings and generally positive economic data. Lower yielding sectors (to which the fund has less exposure) such as information technology and consumer discretionary had the best returns. The IT sector was helped by strong earnings from companies like Google and Facebook. In the consumer discretionary sector, Amazon rose. The health care and consumer staples sectors were supported by a number of mergers and acquisitions. In contrast, some defensive sectors, such as utilities and telecommunication services, declined on anticipation that the U.S. Federal Reserve would increase short-term interest rates. Elsewhere, sharply lower oil prices weighed on earnings of dividend-paying oil and gas companies.

European and Japanese stocks rose in local currency terms, but a stronger U.S. dollar eroded gains and created headwinds for U.S-based investors. Both regions experienced mixed and generally disappointing economic data. Central bank stimulus and a weakening euro and yen further supported European and Japanese equities.

Capital Income Builder’s annual dividends compared with inflation (dividends as declared and adjusted for reinvested capital gains)

2	Capital Income Builder

Generally, dividend payouts were strong over the fiscal year. According to FactSet, in the second quarter of 2015, the S&P 500’s trailing 12-month aggregate payout ratio reached its highest level since December 2009.

The broader U.S. bond market rose. U.S. Treasury yields seesawed over the fiscal year, finishing lower. Corporate bonds, mortgage-backed securities and U.S. Treasuries all advanced. However, corporate bond returns were hurt by widening spreads. High-yield bonds declined.

The fund’s holdings

Capital Income Builder’s portfolio managers seek out companies that not only pay regular dividends, but can potentially raise their dividends over time. The fund invests in companies in the U.S. and abroad that meet dividend criteria.

Consumer staples was the single biggest sector among the fund’s equity holdings at the end of the period, representing 13.2% of total assets. Financial companies made up the second largest with 11.8%; real estate investment trusts, banks and insurance companies were predominant. Investments in U.S. equities represented 43.0% of the fund’s overall holdings at fiscal year-end. Non-U.S. equities made up 36.4% of assets, led by U.K., Swiss and Canadian holdings.

Three of the fund’s top 10 holdings produced a positive return on a share price basis for the fiscal year. Philip Morris International, the largest equity holding, gained 5.9% on stronger-than-expected earnings. Cigarette maker Altria advanced 20.8%. The firm benefited from strong third-quarter profit and news that Anheuser-Busch InBev was looking to acquire rival SABMiller, in which Altria holds a 26% stake. Both Philip Morris and Altria raised dividends over the period. Biotech firm Amgen, which also increased its dividend, edged up 0.2%. In contrast, Verizon Communications lost 7.1% as the firm indicated that its earnings might plateau in 2016. AT&T lost ground as well. Biopharmaceutical giant AbbVie dropped 7.9%, hurt by a government safety warning regarding its hepatitis C treatments; in spite of this setback, the firm was able to raise its dividend. GlaxoSmithKline and Novartis fell 6.9% and 12.3%, respectively. Meanwhile, the potential for an interest rate hike hindered U.S.-based electrical utility Dominion Resources, while regulatory risk depressed shares of U.K. utility SSE.

Overall, the bond portfolio generated positive returns for the fiscal year. It made

A history of income generated (Capital Income Builder’s 12-month yields versus its benchmarks — years ended October 31)

Capital Income Builder and Lipper Global Equity Income Funds Average numbers calculated by Lipper. MSCI ACWI numbers calculated by RIMES. Until September 30, 1998, yield data for the Lipper Global Equity Income Funds Average reflects the average yield of the fund and only one other fund.

Capital Income Builder	3

The value of a long-term perspective

up 16.7% of total assets at period-end. With bond yields historically low, fund managers have relied more on equities to generate income. The fund’s bond holdings are concentrated in government and corporate securities.

Looking ahead

As 2015 draws to a close, the global economic picture remains uncertain. While U.S. growth has been slow but steady, Europe, Japan and a number of emerging markets countries continue to struggle. Against this backdrop, the fund remains focused on companies with solid business models and a strong commitment to dividends. In the bond market, portfolio managers expect that the pace of the Fed’s short-term interest rate hikes will be slow and measured, given mixed economic data and low inflation in the U.S. Portfolio managers continue to look for promising investment opportunities among companies with the potential to grow dividends over time. In addition to providing strong returns, historically these “dividend growers” have tended to be less volatile and more resilient in the face of rate hikes. We appreciate your continued trust and look forward to reporting to you again in six months.

Cordially,

James B. Lovelace

Vice Chairman of the Board

Joyce E. Gordon
President

December 9, 2015

For current information about the fund, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	The 70%/30% MSCI ACWI/Barclays Index blends the MSCI ACWI (All Country World Index) with the Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.

4	Capital Income Builder

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[4]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index) did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period July 30, 1987, commencement of operations, through October 31, 1987.
[6]	Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

The fund has selected the MSCI ACWI (All Country World Index) and the Barclays U.S. Aggregate Index to replace the S&P 500 Index as its broad-based securities market indices. The fund’s investment adviser believes that the MSCI ACWI and the Barclays U.S. Aggregate Index better reflect the market sectors and securities in which the fund primarily invests than the S&P 500 Index.

Capital Income Builder	5

New opportunities in the dividend landscape

JOYCE GORDON

There are quite a few technology companies that are not only paying decent-sized dividends, but they are making a concerted effort to grow their dividends over time, and I think that has been, and will continue to be, very helpful for the fund.

What do a cell tower operator, cutting-edge biotechnology company and semiconductor manufacturer have in common? Besides possessing extensive technical knowhow, they all are examples of companies outside traditional higher yielding sectors that are embracing dividends. Although a large amount of Capital Income Builder’s investments are in higher yielding sectors like consumer staples and utilities, the fund also targets nontraditional dividend payers in industries like information technology and biotechnology.

Because these companies have recently embraced dividends, they are often in a position to grow their payouts at a faster pace than veteran dividend payers.

“There are quite a few technology companies that are not only paying decent-sized dividends, but they are making a concerted effort to grow their dividends over time,” explains portfolio manager Joyce Gordon. “And I think that has been, and will continue to be, very helpful for the fund.”

As part of its focus on growth of income, the fund targets these “dividend growers.” Portfolio managers and investment analysts seek to identify dividend growers by examining company fundamentals, making site visits and speaking with management to assess their attitude toward and commitment to dividends.

“We have the flexibility to invest in lower yielding companies that are positioned for rapid dividend growth,” says portfolio manager Jim Lovelace. “That’s a distinguishing feature of Capital Income Builder — and it has played an important part in returns for the last few years.”

Tech companies reconsider dividends

Although the information technology sector has traditionally been lower yielding, a few semiconductor manufacturers in recent years have bucked the trend. Facing weaker growth due to slowing PC sales, Texas Instruments and Intel — both of which were fund holdings at fiscal year-end —sought a way to make their stock more attractive. Both initiated dividends partly because they realized the industry was maturing and, as a result, might not resume the lightning-fast growth experienced in the heyday of the desktop computer, according to equity investment analyst Isaac D. Sudit.

“That was something very new to them,” he explains. “These companies could always count on top-line growth as a way to generate earnings per share — that was the main vehicle to deliver returns to shareholders. Now they see dividends as a way of achieving these goals.”

The industry slowdown also has encouraged companies to improve their profitability, helping them to generate more cash. With few appealing opportunities for mergers and acquisitions in the semiconductor industry, initiating a dividend made strategic sense.

Technology giant Microsoft didn’t introduce a dividend until 2003, but

Capital Income Builder	7

JIM LOVELACE

We have the flexibility to invest in lower yielding companies that are positioned for rapid dividend growth. That’s a distinguishing feature of Capital Income Builder — and it has played an important part in returns for the last few years.

it has paid dividends steadily since that time. In addition to its dividend commitment, portfolio managers appreciate the company’s cost-cutting efforts and its emphasis on generating more revenue from enterprise solutions and cloud computing.

Another example of technology companies that have adopted a dividend focus is cell tower operators. Wireless carriers lease space on the structures to handle voice and data traffic.

“The growth of mobile data usage puts a strain on the networks, requiring carriers to increase their capacity,” says equity investment analyst James Bray. “That means that carriers are effectively hanging more equipment on the towers, which increases the revenue base for tower companies like Crown Castle International.” Considered the nation’s largest provider of shared wireless infrastructure, Crown Castle was a fund holding at fiscal year-end.

Health care evolves

Although biotechnology firms tend to be very low yielding, a number of them have begun paying dividends in response to shareholder demand. U.S.-based biopharmaceutical giant Amgen launched a quarterly dividend in 2011 and has since grown it by 182%. Similarly, Gilead Sciences initiated a dividend in 2015.

Thanks to Gilead’s successful HIV and hepatitis C treatments, the company has

Dividend growers: historically strong returns with less volatility

$100,000 investments (1990–2014). Total returns indexed to 100.

Results are based on the weighted average of total returns in U.S. dollars (with gross dividends reinvested) of a global universe of companies for the period December 31, 1989, to December 31, 2014. The universe consists of the 1,000 largest companies in the S&P Global BMI indexes for North America (50% weight), Europe (25%) and Japan (10%), and the 500 largest companies for emerging markets (10%) and Pacific ex Japan (5%) from December 1989 to December 2004, and the 1,000 largest companies in the MSCI IMI indexes for North America, Europe and Japan, and the 500 largest companies for emerging markets and Pacific ex Japan thereafter. The universe constituents are rebalanced quarterly. Volatility reflects annualized standard deviation of monthly total returns. Past results are not predictive of results in future periods. A 12/31/89 start date was chosen for the analysis because the S&P Global BMI indexes were launched that year.

experienced a significant increase in its cash stream. Equity investment analyst Craig Gordon, MD, relates, “There was a large push by many investors to pay a dividend given the extent of Gilead’s cash generation.”

Likewise, Amgen’s solid base business and cost-saving restructuring fueled higher cash flow. “Investor demand for a dividend played a significant role in the company’s decision to initiate and grow payouts,” he adds.

A process of identifying growers

Identifying potential dividend growers requires substantial fundamental research. As such, the fund’s portfolio managers and investment analysts make company visits on a regular basis. They

Capital Income Builder	9

Take a long-term perspective on rising rates

With U.S. short-term interest rates having nowhere to go but up, many income-oriented investors are wondering about the impact of rising rates on dividend-paying stocks, which tend to decline in the immediate aftermath of a rate hike.

However, investors should be aware that although many higher yielding stocks like utilities trade more like bonds — and therefore are especially interest rate sensitive — that’s not true of all dividend-paying companies.

“Finding companies that provide above-average income but yet are not interest rate sensitive is a key component of the fund’s investment strategy, more so now than was the case at other times,” Jim Lovelace says.

Dividend-growing equities may offer greater resilience to rate hikes. Dividend increases can boost total return, thereby potentially compensating for any interest rate driven share price declines. “The growth of the dividend tends to win out.”

The fund also invests in higher yielding companies abroad that may be less leveraged to U.S. interest rate cycles. “The prospect of rising interest rates in the U.S. is a challenge we are able to address by looking for opportunities outside the U.S. where rates may be dropping,” Jim adds.

In addition, dividend payers outside the traditional higher yielding sectors may hold up better than those in sectors most known for dividends.

Investors need to maintain a long-term perspective in the face of rising rates. On the whole, dividend-paying and dividend-growing stocks have generated strong returns and recovered after U.S. rate hikes.

“Capital Income Builder is a multifaceted fund that seeks income where it can be found — in nontraditional industries and abroad,” Jim concludes. “No one thing like Federal Reserve policy should dictate results over the long term.”

JIM LOVELACE

Finding companies that provide above-average income but yet are not interest rate sensitive is a key component of the fund’s investment strategy, more so now than was the case at other times.

meet with management (including CEOs and CFOs), as well as board members.

Capital Income Builder’s focus on identifying future dividend growers distinguishes it from passive equity-income funds that screen for stocks based on current yield or historical dividend growth.

Gauging management’s position on dividends is key, as companies have multiple uses for cash — including repurchasing shares, paying down debt or acquiring other companies.

“Some company leaders are very committed to the dividend and would rather resign than cut it,” says equity investment analyst Taylor Hinshaw. He recalls an investment the fund had made in an insurance firm whose earnings came under pressure during the financial crisis.

“The CEO’s explicit commitment to the dividend was one reason the fund stuck with the investment. Sure enough, the company grew the dividend by a penny a year throughout the period that earnings were depressed.”

The advantages of dividend growers

In addition to providing a growing stream of income, dividend-growing companies offer other advantages. They may be less volatile than the market overall or stocks that pay no dividends. Because part of their total return comes in the form of cash, they often are less affected by share price gyrations in the broader equity markets.

What’s more, dividend growers have historically delivered strong returns relative to nonpayers (see chart on page 9). A commitment to increase dividends over time generally requires companies to grow earnings over time; therefore, a rising dividend is often a reflection of a company’s success.

“Providing long-term total return is the primary focus of Capital Income Builder,” Jim emphasizes. “And we think growth of dividends is a strong indication that companies have the potential to provide that return.” ■

Capital Income Builder	11

Summary investment portfolio October 31, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	58.61%
United Kingdom	15.90
Euro zone*	5.97
Switzerland	3.24
Canada	3.03
Hong Kong	2.02
Singapore	1.38
Sweden	1.17
Australia	.88
Other countries	4.12
Short-term securities & other assets less liabilities	3.68

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 79.20%	Shares	Value (000)
Consumer staples 13.19%
Philip Morris International Inc.	37,029,598	$3,273,416
Altria Group, Inc.	46,781,705	2,828,890
Coca-Cola Co.	29,503,274	1,249,464
Imperial Tobacco Group PLC[1]	21,281,715	1,146,382
Procter & Gamble Co.	9,164,700	700,000
British American Tobacco PLC[1]	11,235,744	666,901
Reynolds American Inc.	12,771,516	617,120
Nestlé SA1	7,695,610	587,506
Other securities		1,744,235
		12,813,914

Financials 11.78%
Sampo Oyj, Class A1	23,972,801	1,169,556
Crown Castle International Corp.	12,979,400	1,109,220
Prudential PLC[1]	27,275,057	636,626
CME Group Inc., Class A	5,869,400	554,482
Wells Fargo & Co.	9,437,000	510,919
Standard Life PLC[1]	78,023,614	504,562
HCP, Inc.	12,360,000	459,792
Swedbank AB, Class A1	19,868,555	455,803
Other securities		6,046,181
		11,447,141

Telecommunication services 9.16%
Verizon Communications Inc.	61,962,711	2,904,812
AT&T Inc.	37,983,377	1,272,823
Singapore Telecommunications Ltd.[1]	375,208,474	1,062,013
Vodafone Group PLC[1]	192,656,864	635,118
CenturyLink, Inc.	21,701,878	612,210
Other securities		2,416,309
		8,903,285

Health care 9.13%
Amgen Inc.	11,652,909	1,843,257
AbbVie Inc.	30,094,785	1,792,144
GlaxoSmithKline PLC[1]	66,331,900	1,428,640
Novartis AG1	14,076,741	1,276,282
AstraZeneca PLC[1]	7,679,600	490,185
AstraZeneca PLC (ADR)	8,458,000	269,725
Pfizer Inc.	14,622,650	494,538
Other securities		1,273,803
		8,868,574

12	Capital Income Builder

		Value
	Shares	(000)
Utilities 8.96%
SSE PLC[1,2]	76,658,002	$1,787,886
Dominion Resources, Inc.	16,344,794	1,167,509
National Grid PLC[1]	79,656,114	1,133,728
EDP - Energias de Portugal, SA1,2	230,413,901	851,349
Duke Energy Corp.	6,710,595	479,606
DTE Energy Co.	5,177,000	422,391
Other securities		2,865,454
		8,707,923

Energy 7.10%
Kinder Morgan, Inc.	43,000,941	1,176,076
Royal Dutch Shell PLC, Class B1	36,176,500	944,933
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	7,633,700	198,234
ConocoPhillips	15,729,600	839,174
Exxon Mobil Corp.	9,665,000	799,682
BP PLC[1]	96,733,656	574,183
Suncor Energy Inc.	15,782,650	469,641
Other securities		1,896,615
		6,898,538

Industrials 5.29%
Lockheed Martin Corp.	5,663,900	1,245,095
General Electric Co.	37,704,000	1,090,400
Kühne + Nagel International AG1	3,756,000	520,217
Other securities		2,288,124
		5,143,836

Information technology 4.53%
Texas Instruments Inc.	13,839,000	784,948
Intel Corp.	19,863,000	672,561
Cisco Systems, Inc.	16,058,333	463,283
Microsoft Corp.	8,775,600	461,948
Other securities		2,018,326
		4,401,066

Consumer discretionary 4.41%
McDonald’s Corp.	5,740,000	644,315
Las Vegas Sands Corp.	12,800,800	633,768
Other securities		3,004,759
		4,282,842

Materials 2.36%
Rio Tinto PLC[1]	12,064,000	437,513
Other securities		1,857,685
		2,295,198

Miscellaneous 3.29%
Other common stocks in initial period of acquisition		3,196,857

Total common stocks (cost: $69,307,790,000)		76,959,174

Preferred securities 0.02%
Other 0.02%
Other securities		15,467

Total preferred securities (cost: $19,234,000)		15,467

Convertible stocks 0.19%
Utilities 0.09%
Dominion Resources, Inc., convertible preferred, Series A, units	1,800,000	89,334

Miscellaneous 0.10%
Other convertible stocks in initial period of acquisition		93,841

Total convertible stocks (cost: $181,005,000)		183,175

Capital Income Builder	13

	Principal amount	Value
	(000)	(000)
Convertible bonds 0.19%
Financials 0.19%
Other securities		$189,146

Total convertible bonds (cost: $181,892,000)		189,146

Bonds, notes & other debt instruments 16.72%
U.S. Treasury bonds & notes 6.43%
U.S. Treasury 5.26%
U.S. Treasury 2.875% 2045	$547,560	542,073
U.S. Treasury 1.13%–9.87% 2015–2045[3]	4,165,184	4,568,875
		5,110,948

U.S. Treasury inflation-protected securities 1.17%
U.S. Treasury Inflation-Protected Securities 0.13%–2.37% 2016–2045[4]	1,141,079	1,136,957
Total U.S. Treasury bonds & notes		6,247,905

Corporate bonds & notes 5.56%
Financials 1.37%
Crown Castle International Corp. 4.875% 2022	300	318
Other securities		1,330,688
		1,331,006

Health care 0.83%
AbbVie Inc. 2.50%–4.70% 2020–2045	76,670	74,900
Amgen Inc. 2.13%–2.70% 2020–2022	2,550	2,522
Novartis Securities Investment Ltd. 5.125% 2019	15,000	16,674
Other securities		710,655
		804,751

Telecommunication services 0.64%
AT&T Inc. 3.40%–4.75% 2025–2046	65,541	62,250
Verizon Communications Inc. 4.27%–4.52% 2036–2048	44,486	40,380
Other securities		518,550
		621,180

Energy 0.58%
Kinder Morgan Energy Partners, LP 3.50%–6.00% 2017–2044	22,075	18,933
Kinder Morgan Finance Co. 5.05% 2046	5,000	3,981
Kinder Morgan, Inc. 4.30%–5.55% 2025–2045	13,000	11,425
Other securities		526,395
		560,734

Utilities 0.52%
Virginia Electric and Power Co. 3.45% 2024	1,860	1,922
Other securities		500,409
		502,331

Consumer staples 0.39%
Altria Group, Inc. 2.63%–9.25% 2019–2044	29,474	31,221
Coca-Cola Co. 1.50%–3.30% 2015–2025	14,000	14,041
Philip Morris International Inc. 3.60%–4.25% 2023–2044	10,845	10,691
Other securities		319,403
		375,356

Industrials 0.33%
General Electric Capital Corp. 2.20%–2.34% 2020[5]	8,311	8,356
General Electric Capital Corp., junior subordinated 6.25%–7.13% 2049	90,000	104,050
General Electric Corp. 5.25% 2017	12,500	13,498
Other securities		197,215
		323,119

Other 0.90%
Other securities		882,151

Total corporate bonds & notes		5,400,628

14	Capital Income Builder

	Principal amount	Value
	(000)	(000)
Mortgage-backed obligations 3.53%
Federal agency mortgage-backed obligations 2.82%
Freddie Mac 0%–6.50% 2019–2047[6]	$272,485	$288,176
Government National Mortgage Assn. 0%–6.50% 2035–2065[6,7]	1,994,899	2,118,809
Other securities		335,153
		2,742,138

Other mortgage-backed securities 0.35%
Freddie Mac 2.31%–3.53% 2021–2025[6,8]	330,181	338,326

Other 0.36%
Other securities		355,590

Total mortgage-backed obligations		3,436,054

Federal agency bonds & notes 0.33%
Federal Home Loan Bank, Series 2816, 1.00% 2017	14,955	15,035
Freddie Mac 1.00%–5.50% 2016–2019	159,880	164,489
Other securities		138,076

Total federal agency bonds & notes		317,600

Other 0.87%
Other securities		843,696

Total bonds, notes & other debt instruments (cost: $16,146,620,000)		16,245,883

Short-term securities 3.90%
ExxonMobil Corp. 0.12%–0.13% due 12/1/2015–12/17/2015	200,000	199,968
Federal Home Loan Bank 0.11%–0.36% due 11/2/2015–7/18/2016	1,076,369	1,075,766
Freddie Mac 0.11%–0.22% due 12/8/2015–3/16/2016	809,700	809,410
General Electric Capital Corp. 0.27%–0.30% due 11/23/2015–12/7/2015	85,000	84,990
Other securities		1,614,521

Total short-term securities (cost: $3,784,571,000)		3,784,655
Total investment securities 100.22% (cost: $89,621,112,000)		97,377,500
Other assets less liabilities (0.22)%		(213,830)

Net assets 100.00%		$97,163,670

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including loan participations and assignments which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,090,000, which represented ..04% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $397,989,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 10/31/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	12/18/2015	HSBC Bank	$10,239	A$14,250	$103
British pounds	11/16/2015	JPMorgan Chase	$187,309	£123,100	(2,442)
Euros	11/23/2015	HSBC Bank	$37,380	€32,920	1,169
Singapore dollars	11/24/2015	Barclays Bank PLC	$50,435	S$70,725	(7)
Singapore dollars	11/24/2015	Barclays Bank PLC	$127,447	S$179,450	(538)
					$(1,715)

Capital Income Builder	15

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2015, appear below.

	Beginning			Ending	Dividend	Value of
	shares or			shares or	or interest	affiliates at
	principal			principal	income	10/31/2015
	amount	Additions	Reductions	amount	(000)	(000)
SSE PLC[1]	57,576,915	19,081,087	—	76,658,002	$97,704	$1,787,886
EDP - Energias de Portugal, SA1	181,642,453	96,298,732	47,527,284	230,413,901	30,890	851,349
Six Flags Entertainment Corp.	6,081,400	—	—	6,081,400	12,649	316,476
Greene King PLC[1]	17,465,299	7,226,214	1	24,691,512	10,057	305,436
TDC A/S1	39,465,244	16,000,000	1,482,689	53,982,555	12,522	282,316
TalkTalk Telecom Group PLC[1]	32,980,000	23,766,393	370,176	56,376,217	10,397	219,685
Glow Energy PCL[1]	69,776,200	15,046,000	—	84,822,200	8,044	203,968
VTech Holdings Ltd.[1]	14,957,100	2,960,200	1,405,000	16,512,300	13,118	200,146
Mercury General Corp.	2,809,700	—	—	2,809,700	6,940	151,752
Moneysupermarket.com Group PLC[1]	42,428,401	—	13,920,000	28,508,401	5,281	146,694
Gannett Co., Inc.	—	9,191,300	—	9,191,300	1,087	145,406
Veresen Inc.[9]	2,187,800	12,884,300	—	15,072,100	9,019	131,172
Ratchaburi Electricity Generating Holding PCL[1]	77,350,000	—	—	77,350,000	4,660	115,151
DineEquity, Inc.	—	1,167,500	—	1,167,500	1,655	97,428
Marston’s PLC[1]	31,083,908	6,170,320	—	37,254,228	3,720	92,756
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund[1]	145,255,000	—	—	145,255,000	3,634	53,894
Convenience Retail Asia Ltd.[1]	18,404,000	32,926,000	—	51,330,000	382	24,173
Leifheit AG, non-registered shares[1]	—	320,000	—	320,000	162	16,563
Canyon Services Group Inc.	4,040,500	—	395,000	3,645,500	1,129	13,605
BTS Rail Mass Transit Growth Infrastructure Fund[1,10]	367,453,100	—	79,902,800	287,550,300	7,318	—
Cache Logistics Trust[1,10]	41,000,000	—	41,000,000	—	897	—
CenturyLink, Inc.[10]	31,859,340	—	10,157,462	21,701,878	57,846	—
COSCO Pacific Ltd.[1,10]	151,860,551	—	75,902,550	75,958,001	3,487	—
Ekornes ASA[1,10]	1,990,851	—	202,578	1,788,273	806	—
Kværner ASA[1,10]	17,485,000	—	17,485,000	—	848	—
Ladbrokes PLC[1,10]	59,622,507	2,454,700	26,930,237	35,146,970	3,744	—
mobilezone holding ag, non-registered shares[10]	2,325,000	—	2,325,000	—	—	—
Orior AG1,10	385,000	—	149,084	235,916	802	—
R.R. Donnelley & Sons Co.[10]	12,629,057	—	3,179,057	9,450,000	12,014	—
R.R. Donnelley & Sons Co. 6.50% 2023[10]	$2,075,000	—	$1,300,000	$775,000	55	—
R.R. Donnelley & Sons Co. 7.875% 2021[10]	$1,475,000	—	—	$1,475,000	117	—
Rexel SA1,10	15,763,103	180,793	15,260,135	683,761	2,434	—
Starwood Property Trust, Inc.[10]	12,437,000	—	12,437,000	—	8,925	—
Sunway Real Estate Investment Trust[1,10]	162,538,400	—	162,538,400	—	2,826	—
William Hill PLC[1,10]	46,533,436	—	20,325,436	26,208,000	5,663	—
					$340,832	$5,155,856

16	Capital Income Builder

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $32,366,466,000, which represented 33.31% of the net assets of the fund. This amount includes $32,128,813,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $723,000, which represented less than .01% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,587,125,000, which represented 2.66% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Coupon rate may change periodically.
[9]	This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2014; it was not publicly disclosed.
[10]	Unaffiliated issuer at 10/31/2015.

Key to abbreviations and symbols

ADR = American Depositary Receipts

TBA = To be announced

A$ = Australian dollars

€ = Euros

GBP/£ = British pounds

S$ = Singapore dollars

See Notes to Financial Statements

Capital Income Builder	17

Financial statements

Statement of assets and liabilities

at October 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $84,602,999)	$92,221,644
Affiliated issuers (cost: $5,018,113)	5,155,856	$97,377,500
Cash denominated in currencies other than U.S. dollars (cost: $1,326)		1,326
Cash		3,264
Unrealized appreciation on open forward currency contracts		1,272
Receivables for:
Sales of investments	1,958,599
Sales of fund’s shares	127,108
Closed forward currency contracts	486
Dividends and interest	363,133
Other	400	2,449,726
		99,833,088
Liabilities:
Unrealized depreciation on open forward currency contracts		2,987
Payables for:
Purchases of investments	2,546,070
Repurchases of fund’s shares	67,105
Investment advisory services	16,221
Services provided by related parties	30,857
Trustees’ deferred compensation	1,380
Other	4,798	2,666,431
Net assets at October 31, 2015		$97,163,670

Net assets consist of:
Capital paid in on shares of beneficial interest		$91,911,329
Distributions in excess of net investment income		(75,750)
Accumulated net realized loss		(2,425,294)
Net unrealized appreciation		7,753,385
Net assets at October 31, 2015		$97,163,670

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,676,350 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$70,040,606	1,208,393	$57.96
Class B	392,374	6,750	58.13
Class C	6,366,852	109,809	57.98
Class F-1	3,987,226	68,792	57.96
Class F-2	5,283,413	91,194	57.94
Class 529-A	2,170,284	37,456	57.94
Class 529-B	29,619	510	58.08
Class 529-C	694,219	11,987	57.91
Class 529-E	90,819	1,568	57.94
Class 529-F-1	69,330	1,196	57.96
Class R-1	146,237	2,524	57.94
Class R-2	680,042	11,738	57.94
Class R-2E	135	2	57.88
Class R-3	993,742	17,150	57.95
Class R-4	603,196	10,409	57.95
Class R-5	393,838	6,792	57.98
Class R-6	5,221,738	90,080	57.97

See Notes to Financial Statements

18	Capital Income Builder

Statement of operations

for the year ended October 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $66,605; also includes $340,660 from affiliates)	$3,334,190
Interest (net of non-U.S. taxes of $27; also includes $172 from affiliates)	475,363	$3,809,553
Fees and expenses*:
Investment advisory services	226,652
Distribution services	280,997
Transfer agent services	85,486
Administrative services	20,313
Reports to shareholders	3,577
Registration statement and prospectus	2,497
Trustees’ compensation	379
Auditing and legal	1,895
Custodian	5,468
Other	3,027	630,291
Net investment income		3,179,262

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $80,493 net loss from affiliates)	2,139,353
Forward currency contracts	(17,530)
Currency transactions	(28,083)	2,093,740
Net unrealized (depreciation) appreciation on:
Investments	(6,035,607)
Forward currency contracts	(4,499)
Currency translations	2,491	(6,037,615)
Net realized gain and unrealized depreciation		(3,943,875)

Net decrease in net assets resulting from operations		$(764,613)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	(dollars in thousands)

	Year ended October 31
	2015	2014

Operations:
Net investment income	$3,179,262	$4,045,090
Net realized gain	2,093,740	4,291,484
Net unrealized depreciation	(6,037,615)	(708,300)
Net (decrease) increase in net assets resulting from operations	(764,613)	7,628,274

Dividends paid to shareholders from net investment income	(3,830,363)	(3,664,888)

Net capital share transactions	4,965,294	3,727,538

Total increase in net assets	370,318	7,690,924

Net assets:
Beginning of year	96,793,352	89,102,428
End of year (including distributions in excess of and undistributed net investment income: $(75,750) and $395,326, respectively)	$97,163,670	$96,793,352

See Notes to Financial Statements

Capital Income Builder	19

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	Capital Income Builder

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

Capital Income Builder	21

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer staples	$9,311,093	$3,502,821	$—	$12,813,914
Financials	6,099,422	5,347,719	—	11,447,141
Telecommunication services	5,401,896	3,501,389	—	8,903,285
Health care	4,902,134	3,966,440	—	8,868,574
Utilities	3,014,209	5,693,714	—	8,707,923
Energy	4,709,578	2,188,960	—	6,898,538
Industrials	2,968,093	2,072,718	103,025	5,143,836
Information technology	3,278,007	1,123,059	—	4,401,066
Consumer discretionary	2,313,707	1,969,135	—	4,282,842
Materials	1,216,499	1,078,699	—	2,295,198
Miscellaneous	1,512,699	1,684,158	—	3,196,857
Preferred securities	6,485	8,982	—	15,467
Convertible stocks	183,175	—	—	183,175
Convertible bonds	—	189,146	—	189,146
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	6,247,905	—	6,247,905
Corporate bonds & notes	—	5,400,628	—	5,400,628
Mortgage-backed obligations	—	3,436,054	—	3,436,054
Federal agency bonds & notes	—	317,600	—	317,600
Other	—	843,696	—	843,696
Short-term securities	—	3,784,655	—	3,784,655
Total	$44,916,997	$52,357,478	$103,025	$97,377,500

22	Capital Income Builder

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,272	$—	$1,272
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,987)	—	(2,987)
Total	$—	$(1,715)	$—	$(1,715)

*	Securities with a value of $28,881,066,000, which represented 29.72% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Capital Income Builder	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,272	Unrealized depreciation on open forward currency contracts	$2,987
Forward currency	Currency	Receivables for closed forward currency contracts	486	Payables for closed forward currency contracts	—
			$1,758		$2,987

		Net realized loss		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(17,530)	Net unrealized depreciation on forward currency contracts	$(4,499)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of

24	Capital Income Builder

default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2015 (dollars in thousands) if close-out netting was exercised:

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$486	$(486)	$—	$—	$—
HSBC Bank	1,272	—	—	—	1,272
Total	$1,758	$(486)	$—	$—	$1,272
Liabilities:
Barclays Bank PLC	$545	$(486)	$(59)	$—	$—
JPMorgan Chase	2,442	—	(534)	—	1,908
Total	$2,987	$(486)	$(593)	$—	$1,908

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2015, the fund reclassified $87,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $180,112,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

Capital Income Builder	25

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$394,818
Capital loss carryforward expiring 2017*	(2,587,787)
Gross unrealized appreciation on investment securities	13,093,702
Gross unrealized depreciation on investment securities	(5,653,784)
Net unrealized appreciation on investment securities	7,439,918
Cost of investment securities	89,937,582

*	Reflects the utilization of capital loss carryforward of $1,733,787,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2015	2014
Class A	$2,811,410	$2,732,692
Class B	19,622	33,303
Class C	214,059	227,155
Class F-1	148,745	164,209
Class F-2	205,163	124,454
Class 529-A	86,316	84,510
Class 529-B	1,291	1,995
Class 529-C	22,391	22,286
Class 529-E	3,401	3,362
Class 529-F-1	2,902	2,781
Class R-1	4,771	4,819
Class R-2	23,343	24,470
Class R-2E*	6	—	†
Class R-3	37,385	37,732
Class R-4	23,362	21,973
Class R-5	16,802	18,668
Class R-6	209,394	160,479
Total	$3,830,363	$3,664,888

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund’s monthly gross income and 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2015, the investment advisory services fee was $226,652,000, which was equivalent to an annualized rate of 0.232% of average daily net assets.

26	Capital Income Builder

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Capital Income Builder	27

For the year ended October 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$171,890	$62,654		$7,069		Not applicable
Class B	6,007	571		Not applicable		Not applicable
Class C	67,130	6,034		3,363		Not applicable
Class F-1	9,517	4,098		1,904		Not applicable
Class F-2	Not applicable	5,129		2,479		Not applicable
Class 529-A	4,969	1,606		1,110		$1,965
Class 529-B	410	37		21		37
Class 529-C	7,134	557		359		636
Class 529-E	463	31		47		82
Class 529-F-1	—	51		35		63
Class R-1	1,497	139		75		Not applicable
Class R-2	5,366	2,270		361		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	5,127	1,552		515		Not applicable
Class R-4	1,486	561		298		Not applicable
Class R-5	Not applicable	184		199		Not applicable
Class R-6	Not applicable	12		2,478		Not applicable
Total class-specific expenses	$280,997	$85,486		$20,313		$2,783

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $379,000 in the fund’s statement of operations includes $399,000 in current fees (either paid in cash or deferred) and a net decrease of $20,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of					Net increase
	Sales[1]		dividends			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class A	$7,198,792	120,817	$2,734,420	46,458		$(6,889,462)	(116,072)	$3,043,750	51,203
Class B	4,878	81	19,334	326		(450,385)	(7,525)	(426,173)	(7,118)
Class C	1,056,511	17,702	207,251	3,512		(1,610,507)	(27,046)	(346,745)	(5,832)
Class F-1	1,241,853	20,803	143,346	2,437		(660,258)	(11,137)	724,941	12,103
Class F-2	1,649,536	27,713	184,494	3,140		(807,568)	(13,678)	1,026,462	17,175
Class 529-A	237,458	3,982	86,292	1,466		(278,715)	(4,688)	45,035	760
Class 529-B	1,010	17	1,290	22		(25,458)	(426)	(23,158)	(387)
Class 529-C	85,717	1,438	22,384	380		(107,783)	(1,815)	318	3
Class 529-E	10,361	174	3,401	58		(12,492)	(210)	1,270	22
Class 529-F-1	14,614	245	2,902	49		(14,939)	(251)	2,577	43
Class R-1	27,493	462	4,764	81		(31,130)	(524)	1,127	19
Class R-2	138,235	2,323	23,295	395		(198,678)	(3,345)	(37,148)	(627)
Class R-2E	124	1	5	—	[2]	(84)	(1)	45	— [2]
Class R-3	221,671	3,724	37,253	633		(265,518)	(4,472)	(6,594)	(115)
Class R-4	152,429	2,568	23,346	397		(127,023)	(2,139)	48,752	826
Class R-5	99,452	1,662	16,785	285		(84,017)	(1,422)	32,220	525
Class R-6	1,482,960	24,930	209,393	3,561		(813,738)	(13,720)	878,615	14,771
Total net increase (decrease)	$13,623,094	228,642	$3,719,955	63,200		$(12,377,755)	(208,471)	$4,965,294	83,371

28	Capital Income Builder

			Reinvestments of				Net increase
	Sales[1]		dividends		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$6,451,215	108,910	$2,654,726	45,183	$(7,287,529)	(123,057)	$1,818,412	31,036
Class B	11,941	203	32,789	559	(449,820)	(7,593)	(405,090)	(6,831)
Class C	903,554	15,253	219,053	3,731	(1,551,170)	(26,233)	(428,563)	(7,249)
Class F-1	1,212,556	20,540	159,693	2,724	(2,193,219)	(36,366)	(820,970)	(13,102)
Class F-2	2,583,648	42,874	103,035	1,743	(510,919)	(8,607)	2,175,764	36,010
Class 529-A	243,003	4,108	84,489	1,439	(254,325)	(4,285)	73,167	1,262
Class 529-B	1,401	24	1,994	34	(25,721)	(435)	(22,326)	(377)
Class 529-C	91,136	1,540	22,281	380	(98,111)	(1,655)	15,306	265
Class 529-E	11,252	190	3,362	58	(12,695)	(214)	1,919	34
Class 529-F-1	13,081	221	2,779	47	(11,473)	(193)	4,387	75
Class R-1	22,602	381	4,811	82	(31,490)	(532)	(4,077)	(69)
Class R-2	145,623	2,459	24,423	416	(209,909)	(3,545)	(39,863)	(670)
Class R-2E3	94	2	—	—	—	—	94	2
Class R-3	207,671	3,507	37,631	640	(251,061)	(4,246)	(5,759)	(99)
Class R-4	136,939	2,314	21,965	374	(130,435)	(2,205)	28,469	483
Class R-5	94,621	1,598	18,634	318	(224,545)	(3,764)	(111,290)	(1,848)
Class R-6	1,502,009	25,310	159,880	2,715	(213,931)	(3,572)	1,447,958	24,453
Total net increase (decrease)	$13,632,346	229,434	$3,551,545	60,443	$(13,456,353)	(226,502)	$3,727,538	63,375

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $53,305,768,000 and $50,409,506,000, respectively, during the year ended October 31, 2015.

Capital Income Builder	29

Financial highlights

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]	Ratio of net income to average net assets[2]
Class A:
Year ended 10/31/2015	$60.76	$1.97	$(2.38)	$(.41)	$(2.39)	$57.96	(.69)%	$70,041	.59%	3.31%
Year ended 10/31/2014	58.25	2.64	2.28	4.92	(2.41)	60.76	8.64	70,314	.62	4.44
Year ended 10/31/2013	52.75	1.85	5.88	7.73	(2.23)	58.25	14.99	65,602	.61	3.35
Year ended 10/31/2012	49.34	1.87	3.67	5.54	(2.13)	52.75	11.48	58,027	.63	3.68
Year ended 10/31/2011	50.05	1.87	(.49)	1.38	(2.09)	49.34	2.79	55,237	.61	3.73
Class B:
Year ended 10/31/2015	60.87	1.52	(2.38)	(.86)	(1.88)	58.13	(1.43)	392	1.34	2.53
Year ended 10/31/2014	58.33	2.25	2.22	4.47	(1.93)	60.87	7.83	844	1.38	3.79
Year ended 10/31/2013	52.79	1.42	5.90	7.32	(1.78)	58.33	14.12	1,207	1.37	2.59
Year ended 10/31/2012	49.36	1.50	3.66	5.16	(1.73)	52.79	10.64	1,613	1.38	2.94
Year ended 10/31/2011	50.04	1.48	(.48)	1.00	(1.68)	49.36	2.02	2,106	1.38	2.94
Class C:
Year ended 10/31/2015	60.77	1.50	(2.39)	(.89)	(1.90)	57.98	(1.48)	6,367	1.38	2.51
Year ended 10/31/2014	58.25	2.17	2.27	4.44	(1.92)	60.77	7.78	7,027	1.42	3.66
Year ended 10/31/2013	52.75	1.40	5.88	7.28	(1.78)	58.25	14.06	7,159	1.41	2.55
Year ended 10/31/2012	49.34	1.47	3.66	5.13	(1.72)	52.75	10.60	6,970	1.43	2.89
Year ended 10/31/2011	50.03	1.46	(.48)	.98	(1.67)	49.34	1.98	7,187	1.43	2.91
Class F-1:
Year ended 10/31/2015	60.77	1.93	(2.39)	(.46)	(2.35)	57.96	(.76)	3,987	.65	3.25
Year ended 10/31/2014	58.25	2.69	2.19	4.88	(2.36)	60.77	8.57	3,445	.69	4.53
Year ended 10/31/2013	52.75	1.82	5.88	7.70	(2.20)	58.25	14.93	4,065	.67	3.30
Year ended 10/31/2012	49.35	1.86	3.66	5.52	(2.12)	52.75	11.44	3,106	.66	3.65
Year ended 10/31/2011	50.05	1.85	(.48)	1.37	(2.07)	49.35	2.78	2,731	.65	3.69
Class F-2:
Year ended 10/31/2015	60.74	2.08	(2.38)	(.30)	(2.50)	57.94	(.49)	5,284	.40	3.50
Year ended 10/31/2014	58.23	2.59	2.44	5.03	(2.52)	60.74	8.86	4,496	.42	4.37
Year ended 10/31/2013	52.73	1.94	5.89	7.83	(2.33)	58.23	15.21	2,213	.41	3.52
Year ended 10/31/2012	49.32	1.98	3.67	5.65	(2.24)	52.73	11.71	2,132	.41	3.88
Year ended 10/31/2011	50.04	1.98	(.51)	1.47	(2.19)	49.32	3.01	1,492	.41	3.94
Class 529-A:
Year ended 10/31/2015	60.74	1.91	(2.38)	(.47)	(2.33)	57.94	(.80)	2,170	.68	3.22
Year ended 10/31/2014	58.23	2.58	2.28	4.86	(2.35)	60.74	8.56	2,229	.72	4.35
Year ended 10/31/2013	52.74	1.80	5.87	7.67	(2.18)	58.23	14.86	2,063	.70	3.26
Year ended 10/31/2012	49.33	1.83	3.67	5.50	(2.09)	52.74	11.39	1,805	.72	3.59
Year ended 10/31/2011	50.04	1.84	(.50)	1.34	(2.05)	49.33	2.72	1,598	.69	3.66
Class 529-B:
Year ended 10/31/2015	60.83	1.45	(2.39)	(.94)	(1.81)	58.08	(1.55)	30	1.46	2.42
Year ended 10/31/2014	58.29	2.16	2.23	4.39	(1.85)	60.83	7.69	55	1.50	3.64
Year ended 10/31/2013	52.76	1.36	5.89	7.25	(1.72)	58.29	13.99	74	1.49	2.47
Year ended 10/31/2012	49.34	1.43	3.66	5.09	(1.67)	52.76	10.50	92	1.51	2.82
Year ended 10/31/2011	50.03	1.43	(.49)	.94	(1.63)	49.34	1.90	110	1.49	2.84

30	Capital Income Builder

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 10/31/2015	$60.71	$1.45	$(2.38)	$(.93)	$(1.87)	$57.91	(1.55)%	$694		1.46%		2.44%
Year ended 10/31/2014	58.20	2.12	2.28	4.40	(1.89)	60.71	7.71	728		1.49		3.57
Year ended 10/31/2013	52.71	1.37	5.87	7.24	(1.75)	58.20	13.99	682		1.48		2.48
Year ended 10/31/2012	49.31	1.43	3.66	5.09	(1.69)	52.71	10.52	611		1.50		2.81
Year ended 10/31/2011	50.01	1.44	(.49)	.95	(1.65)	49.31	1.93	558		1.48		2.86
Class 529-E:
Year ended 10/31/2015	60.74	1.77	(2.38)	(.61)	(2.19)	57.94	(1.02)	91		.92		2.98
Year ended 10/31/2014	58.23	2.44	2.28	4.72	(2.21)	60.74	8.28	94		.95		4.11
Year ended 10/31/2013	52.73	1.66	5.89	7.55	(2.05)	58.23	14.62	88		.94		3.02
Year ended 10/31/2012	49.33	1.71	3.65	5.36	(1.96)	52.73	11.10	77		.96		3.35
Year ended 10/31/2011	50.04	1.70	(.50)	1.20	(1.91)	49.33	2.44	69		.96		3.39
Class 529-F-1:
Year ended 10/31/2015	60.76	2.05	(2.38)	(.33)	(2.47)	57.96	(.55)	69		.46		3.44
Year ended 10/31/2014	58.25	2.72	2.27	4.99	(2.48)	60.76	8.78	70		.49		4.58
Year ended 10/31/2013	52.75	1.92	5.88	7.80	(2.30)	58.25	15.14	63		.48		3.48
Year ended 10/31/2012	49.34	1.94	3.67	5.61	(2.20)	52.75	11.63	54		.50		3.81
Year ended 10/31/2011	50.05	1.94	(.49)	1.45	(2.16)	49.34	2.95	47		.48		3.87
Class R-1:
Year ended 10/31/2015	60.73	1.49	(2.37)	(.88)	(1.91)	57.94	(1.48)	146		1.39		2.51
Year ended 10/31/2014	58.22	2.16	2.27	4.43	(1.92)	60.73	7.79	152		1.42		3.64
Year ended 10/31/2013	52.72	1.41	5.88	7.29	(1.79)	58.22	14.08	150		1.40		2.55
Year ended 10/31/2012	49.31	1.48	3.66	5.14	(1.73)	52.72	10.63	151		1.41		2.90
Year ended 10/31/2011	50.02	1.47	(.50)	.97	(1.68)	49.31	1.96	145		1.41		2.93
Class R-2:
Year ended 10/31/2015	60.73	1.51	(2.37)	(.86)	(1.93)	57.94	(1.44)	680		1.35		2.54
Year ended 10/31/2014	58.22	2.18	2.27	4.45	(1.94)	60.73	7.79	751		1.41		3.67
Year ended 10/31/2013	52.72	1.43	5.88	7.31	(1.81)	58.22	14.13	759		1.37		2.60
Year ended 10/31/2012	49.32	1.47	3.66	5.13	(1.73)	52.72	10.60	720		1.41		2.90
Year ended 10/31/2011	50.02	1.47	(.49)	.98	(1.68)	49.32	1.98	687		1.42		2.92
Class R-2E:
Year ended 10/31/2015	60.71	1.75	(2.41)	(.66)	(2.17)	57.88	(1.12)	—	[4]	1.00		2.93
Period from 8/29/2014 to 10/31/2014[5,6]	61.50	.16	(.41)	(.25)	(.54)	60.71	(.39)[7,8]	—	[4]	.15	[7,8]	.28	[7,8]
Class R-3:
Year ended 10/31/2015	60.74	1.76	(2.38)	(.62)	(2.17)	57.95	(1.04)	994		.94		2.95
Year ended 10/31/2014	58.23	2.42	2.28	4.70	(2.19)	60.74	8.26	1,049		.98		4.08
Year ended 10/31/2013	52.74	1.65	5.87	7.52	(2.03)	58.23	14.57	1,011		.97		3.00
Year ended 10/31/2012	49.33	1.69	3.67	5.36	(1.95)	52.74	11.10	953		.98		3.33
Year ended 10/31/2011	50.04	1.69	(.50)	1.19	(1.90)	49.33	2.42	885		.97		3.37

See page 32 for footnotes.

Capital Income Builder	31

Financial highlights (continued)

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]	Ratio of net income to average net assets[2]
Class R-4:
Year ended 10/31/2015	$60.75	$1.94	$(2.38)	$(.44)	$(2.36)	$57.95	(.74)%	$603	.64%	3.25%
Year ended 10/31/2014	58.24	2.60	2.28	4.88	(2.37)	60.75	8.58	582	.67	4.38
Year ended 10/31/2013	52.74	1.82	5.89	7.71	(2.21)	58.24	14.95	530	.65	3.31
Year ended 10/31/2012	49.33	1.86	3.66	5.52	(2.11)	52.74	11.46	452	.66	3.65
Year ended 10/31/2011	50.04	1.85	(.50)	1.35	(2.06)	49.33	2.74	391	.66	3.68
Class R-5:
Year ended 10/31/2015	60.79	2.12	(2.40)	(.28)	(2.53)	57.98	(.45)	394	.34	3.56
Year ended 10/31/2014	58.27	2.88	2.19	5.07	(2.55)	60.79	8.92	381	.38	4.85
Year ended 10/31/2013	52.77	2.00	5.87	7.87	(2.37)	58.27	15.28	473	.35	3.62
Year ended 10/31/2012	49.35	2.01	3.67	5.68	(2.26)	52.77	11.79	449	.36	3.94
Year ended 10/31/2011	50.06	2.00	(.50)	1.50	(2.21)	49.35	3.05	393	.37	3.98
Class R-6:
Year ended 10/31/2015	60.77	2.14	(2.38)	(.24)	(2.56)	57.97	(.40)	5,222	.30	3.60
Year ended 10/31/2014	58.26	2.76	2.33	5.09	(2.58)	60.77	8.95	4,577	.32	4.66
Year ended 10/31/2013	52.76	2.04	5.86	7.90	(2.40)	58.26	15.35	2,963	.30	3.69
Year ended 10/31/2012	49.35	2.02	3.68	5.70	(2.29)	52.76	11.83	1,039	.32	3.96
Year ended 10/31/2011	50.06	2.04	(.51)	1.53	(2.24)	49.35	3.11	668	.32	4.06

	Year ended October 31
Portfolio turnover rate for all share classes[9]	2015	2014	2013	2012	2011
Including mortgage dollar roll transactions	63%	55%	69%	68%	47%
Excluding mortgage dollar roll transactions	50%	Not available

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.68; the Class A ratio of expenses to average net assets would have been lower by 3 basis points; and the Class A ratio of net income to average net assets would have been lower by 1.15 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than $1 million.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Not annualized.
[8]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[9]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

32	Capital Income Builder

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

December 9, 2015

Capital Income Builder	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2015, through October 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	Capital Income Builder

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2015	10/31/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$965.50	$2.87	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	961.94	6.58	1.33
Class B - assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class C - actual return	1,000.00	961.71	6.82	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	965.21	3.22	.65
Class F-1 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 - actual return	1,000.00	966.56	1.98	.40
Class F-2 - assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-A - actual return	1,000.00	965.05	3.37	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	961.17	7.22	1.46
Class 529-B - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-C - actual return	1,000.00	961.19	7.22	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E - actual return	1,000.00	963.83	4.55	.92
Class 529-E - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F-1 - actual return	1,000.00	966.19	2.28	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	961.69	6.87	1.39
Class R-1 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 - actual return	1,000.00	961.92	6.73	1.36
Class R-2 - assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E - actual return	1,000.00	963.82	4.55	.92
Class R-2E - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-3 - actual return	1,000.00	963.88	4.70	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	965.33	3.17	.64
Class R-4 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 - actual return	1,000.00	966.64	1.73	.35
Class R-5 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 - actual return	1,000.00	967.11	1.49	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Income Builder	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2015:

Qualified dividend income	100%
Corporate dividends received deduction	$1,613,369,000
U.S. government income that may be exempt from state taxation	$198,011,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

36	Capital Income Builder

Approval of Investment Advisory and Service Agreement

Capital Income Builder’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years, and its secondary objective of providing growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including Standard & Poor’s 500 Composite Index, the Lipper Income Funds Index and the Lipper Equity Income Funds Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period and were mixed for shorter periods while recognizing that none of the indexes is a perfect comparison given the fund’s distinguishing characteristics. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed

Capital Income Builder	37

information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	Capital Income Builder

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Robert J. Denison, 1941	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 1946	2010	Private investor	81	The Swiss Helvetia Fund, Inc.
Koichi Itoh, 1940	2005	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
Merit E. Janow, 1958 Chairman of the Board (Independent and Non-Executive)	2001	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company(retired 1996)	10	None
Stefanie Powers, 1942	1989–1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 1956	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, PhD, 1949	2001	President and University Professor, The University of Tulsa	78	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 1956 Vice Chairman of the Board	1992	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Joyce E. Gordon, 1956 President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 40 for footnotes.

Capital Income Builder	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972	2008	Vice President and Senior Counsel — Fund Business Management Group,
Executive Vice President		Capital Research and Management Company
David A. Hoag, 1965	2006	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Senior Vice President		Partner — Capital Fixed Income Investors, Capital Guardian Trust Company;[6]
		Director, The Capital Group Companies, Inc.[6]
Darcy Kopcho, 1953	2013	Director, The Capital Group Companies, Inc.;[6]
Senior Vice President		Executive Vice President and Director, Capital Group International, Inc.;[6]
		Partner — Capital International Investors, Capital Guardian Trust Company;[6]
		Partner — Capital International Investors, Capital Research and Management Company
David M. Riley, 1967	2006	Partner — Capital Research Global Investors, Capital Research and Management Company;
Senior Vice President		Director, The Capital Group Companies, Inc.[6]
Bradley J. Vogt, 1965	2010	Chairman, Capital Research Company;[6]
Senior Vice President		Partner — Capital Research Global Investors, Capital Research and Management Company;
		Director, The Capital Group Companies, Inc.[6]
Grant L. Cambridge, 1962	2014	Partner — Capital Research Global Investors, Capital Research and Management Company
Vice President
M. Taylor Hinshaw, 1973	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Vice President
Caroline Randall, 1974	2015	Partner — Capital Research Global Investors, Capital Research Company[6]
Vice President
Michael W. Stockton, 1967	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Neal F. Wellons, 1971	2008	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Jennifer L. Butler, 1966	2013	Assistant Vice President — Fund Business Management Group, Capital Research and
Assistant Secretary		Management Company
Dori Laskin, 1951	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Jeffrey P. Regal, 1971	2001	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Grant L. Cambridge, M. Taylor Hinshaw and Caroline Randall, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	Capital Income Builder

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2015, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$149,000
2015	$142,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$16,000
2015	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$44,000
2015	$29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$2,000
2015	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $62,000 for fiscal year 2014 and $59,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital Income Builder®
Investment portfolio
October 31, 2015
Common stocks 79.20% Consumer staples 13.19%	Shares	Value (000)
Philip Morris International Inc.	37,029,598	$3,273,416
Altria Group, Inc.	46,781,705	2,828,890
Coca-Cola Co.	29,503,274	1,249,464
Imperial Tobacco Group PLC[1]	21,281,715	1,146,382
Procter & Gamble Co.	9,164,700	700,000
British American Tobacco PLC[1]	11,235,744	666,901
Reynolds American Inc.	12,771,516	617,120
Nestlé SA1	7,695,610	587,506
Kraft Heinz Co.	4,803,766	374,550
Unilever PLC[1]	7,710,000	342,397
Japan Tobacco Inc.[1]	7,840,000	270,849
Tate & Lyle PLC[1]	21,837,646	200,758
Kimberly-Clark Corp.	1,500,000	179,565
Diageo PLC[1]	5,971,900	172,578
PepsiCo, Inc.	862,000	88,088
Unilever NV, depository receipts[1]	1,282,000	57,786
Convenience Retail Asia Ltd.[1,2]	51,330,000	24,173
Philip Morris CR as1	42,500	20,249
Orior AG1	235,916	13,242
		12,813,914
Financials 11.78%
Sampo Oyj, Class A1	23,972,801	1,169,556
Crown Castle International Corp.	12,979,400	1,109,220
Prudential PLC[1]	27,275,057	636,626
CME Group Inc., Class A	5,869,400	554,482
Wells Fargo & Co.	9,437,000	510,919
Standard Life PLC[1]	78,023,614	504,562
HCP, Inc.	12,360,000	459,792
Swedbank AB, Class A1	19,868,555	455,803
Ventas, Inc.	7,525,740	404,283
HSBC Holdings PLC (GBP denominated)[1]	26,889,038	210,024
HSBC Holdings PLC (HKD denominated)[1]	19,437,178	152,367
Link Real Estate Investment Trust[1]	59,505,000	353,485
Public Storage	1,400,000	321,244
Principal Financial Group, Inc.	4,458,600	223,643
Alexandria Real Estate Equities, Inc.	2,455,904	220,393
New York Community Bancorp, Inc.	12,422,000	205,211
Iron Mountain Inc.	6,651,226	203,794
Legal & General Group PLC[1]	49,358,306	198,489
RioCan Real Estate Investment Trust	9,742,801	189,998
Bank of China Ltd., Class H1	365,780,000	172,286
Royal Bank of Canada	3,000,000	171,543
Old Republic International Corp.	9,176,200	165,539
Toronto-Dominion Bank (CAD denominated)	4,000,000	164,209
BB&T Corp.	4,363,000	162,085
Barclays PLC[1]	45,385,138	161,525
Capital Income Builder — Page 1 of 30

Common stocks Financials (continued)	Shares	Value (000)
Westpac Banking Corp.[1]	7,086,077	$158,423
St. James’s Place PLC[1]	10,500,023	155,746
Gaming and Leisure Properties, Inc.	5,335,000	155,622
Mercury General Corp.[2]	2,809,700	151,752
Svenska Handelsbanken AB, Class A1	10,570,329	143,350
Aberdeen Asset Management PLC[1]	26,275,000	140,184
Lloyds Banking Group PLC[1]	123,467,500	140,095
Hospitality Properties Trust	5,000,000	134,200
Arthur J. Gallagher & Co.	2,786,989	121,875
JPMorgan Chase & Co.	1,470,000	94,448
Credit Suisse Group AG1	3,668,348	91,348
BNP Paribas SA1	1,460,000	88,556
Umpqua Holdings Corp.	5,066,400	84,609
Skandinaviska Enskilda Banken AB, Class A1	6,880,000	71,949
TAG Immobilien AG1	5,417,538	70,166
Société Générale[1]	1,356,945	63,003
Unibail-Rodamco SE, non-registered shares[1]	199,000	55,450
Marsh & McLennan Companies, Inc.	973,000	54,235
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund[1,2]	145,255,000	53,894
Care Capital Properties, Inc.	1,528,635	50,369
Bank of Nova Scotia	1,006,400	47,326
PacWest Bancorp	785,000	35,356
Fortune Real Estate Investment Trust[1]	33,946,000	35,305
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	9,765,000	28,865
Intesa Sanpaolo SPA[1]	8,798,000	28,134
People’s United Financial, Inc.	1,750,000	27,913
Altisource Residential Corp.	1,914,000	27,542
Gjensidige Forsikring ASA[1]	1,250,000	18,958
Fibra Uno Administración, SA de CV	8,630,000	18,955
CDL Hospitality Trusts, units[1]	19,078,500	18,435
		11,447,141
Telecommunication services 9.16%
Verizon Communications Inc.	61,962,711	2,904,812
AT&T Inc.	37,983,377	1,272,823
Singapore Telecommunications Ltd.[1]	375,208,474	1,062,013
Vodafone Group PLC[1]	192,656,864	635,118
CenturyLink, Inc.	21,701,878	612,210
BCE Inc.	6,673,000	288,434
TDC A/S1,2	53,982,555	282,316
TELUS Corp.	8,029,679	267,984
TalkTalk Telecom Group PLC[1,2]	56,376,217	219,685
HKT Trust and HKT Ltd., units[1]	174,005,460	208,121
TeliaSonera AB1	39,089,000	199,566
China Mobile Ltd.[1]	14,817,000	176,265
NTT DoCoMo, Inc.[1]	8,058,700	158,186
freenet AG1	4,180,133	141,031
MTN Group Ltd.[1]	12,286,000	139,872
Advanced Info Service PCL[1]	18,358,000	120,217
Hutchison Telecommunications Hong Kong Holdings Ltd.[1]	214,176,000	79,094
Mobile TeleSystems OJSC (ADR)	7,913,550	55,632
SmarTone Telecommunications Holdings Ltd.[1]	26,455,000	46,779
KDDI Corp.[1]	1,371,400	33,127
		8,903,285
Capital Income Builder — Page 2 of 30

Common stocks Health care 9.13%	Shares	Value (000)
Amgen Inc.	11,652,909	$1,843,257
AbbVie Inc.	30,094,785	1,792,144
GlaxoSmithKline PLC	66,331,900	1,428,640
Novartis AG1	14,076,741	1,276,282
AstraZeneca PLC[1]	7,679,600	490,185
AstraZeneca PLC (ADR)	8,458,000	269,725
Pfizer Inc.	14,622,650	494,538
Roche Holding AG, non-registered shares, non-voting[1]	1,186,200	321,297
Takeda Pharmaceutical Co. Ltd.[1]	4,400,000	213,888
Johnson & Johnson	2,000,000	202,060
Orion Oyj, Class B1	4,475,674	159,664
Eli Lilly and Co.	1,915,600	156,256
Gilead Sciences, Inc.	860,000	92,992
Bayer AG1	573,000	76,484
Merck & Co., Inc.	936,000	51,162
		8,868,574
Utilities 8.96%
SSE PLC[1,2]	76,658,002	1,787,886
Dominion Resources, Inc.	16,344,794	1,167,509
National Grid PLC[1]	79,656,114	1,133,728
EDP - Energias de Portugal, SA1,2	230,413,901	851,349
Duke Energy Corp.	6,710,595	479,606
DTE Energy Co.	5,177,000	422,391
Cheung Kong Infrastructure Holdings Ltd.[1]	39,089,000	362,988
Iberdrola, SA, non-registered shares[1]	46,060,204	328,814
CMS Energy Corp.	7,931,200	286,078
Pennon Group PLC[1]	19,416,892	242,253
Red Eléctrica de Corporación, SA1	2,414,197	212,748
Glow Energy PCL[1,2]	84,822,200	203,968
Southern Co.	4,500,000	202,950
Power Assets Holdings Ltd.[1]	19,387,700	192,797
FirstEnergy Corp.	6,055,000	188,916
Exelon Corp.	5,744,444	160,385
Ratchaburi Electricity Generating Holding PCL[1,2]	77,350,000	115,151
Fortum Oyj[1]	5,215,319	78,115
PG&E Corp.	1,225,000	65,415
Engie SA1	3,168,624	55,503
Centrica PLC[1]	13,321,897	46,368
Sempra Energy	399,949	40,959
Infratil Ltd.[1]	14,867,000	31,209
Huaneng Power International, Inc., Class H1	23,610,000	25,570
PT Perusahaan Gas Negara (Persero) Tbk[1]	116,053,400	25,267
		8,707,923
Energy 7.10%
Kinder Morgan, Inc.	43,000,941	1,176,076
Royal Dutch Shell PLC, Class B1	36,176,500	944,933
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	7,633,700	198,234
ConocoPhillips	15,729,600	839,174
Exxon Mobil Corp.	9,665,000	799,682
BP PLC[1]	96,733,656	574,183
Suncor Energy Inc.	15,782,650	469,641
Spectra Energy Corp	12,183,220	348,075
Chevron Corp.	3,201,200	290,925
Capital Income Builder — Page 3 of 30

Common stocks Energy (continued)	Shares	Value (000)
Eni SpA[1]	12,590,000	$205,404
Enbridge Inc. (CAD denominated)	4,564,667	195,105
TOTAL SA1	3,768,500	182,619
Williams Companies, Inc.	4,218,567	166,380
Helmerich & Payne, Inc.	2,764,015	155,531
Veresen Inc.[2]	15,072,100	131,172
National Oilwell Varco Inc.	3,300,000	124,212
TGS-NOPEC Geophysical Co. ASA[1]	3,016,733	59,773
Repsol, SA, non-registered shares[1]	1,890,000	23,814
Canyon Services Group Inc.[2]	3,645,500	13,605
		6,898,538
Industrials 5.29%
Lockheed Martin Corp.	5,663,900	1,245,095
General Electric Co.	37,704,000	1,090,400
Kühne + Nagel International AG1	3,756,000	520,217
KONE Oyj, Class B1	6,322,000	269,373
Singapore Technologies Engineering Ltd[1]	110,063,200	259,092
BAE Systems PLC[1]	33,761,562	228,632
Sydney Airport, units[1]	35,312,162	162,472
R.R. Donnelley & Sons Co.	9,450,000	159,421
Emerson Electric Co.	3,100,000	146,413
Norfolk Southern Corp.	1,508,000	120,685
AA PLC[1]	25,551,116	108,819
VINCI SA1	1,565,000	105,482
COSCO Pacific Ltd.[1]	75,958,001	103,025
BTS Rail Mass Transit Growth Infrastructure Fund[1]	287,550,300	81,629
Andritz AG1	1,573,972	79,243
Waste Management, Inc.	1,295,000	69,619
Siemens AG1	661,680	66,546
Air New Zealand Ltd.[1]	32,977,907	64,866
Nielsen Holdings PLC	1,176,000	55,872
KAR Auction Services, Inc.	950,600	36,503
CK Hutchison Holdings Ltd.[1]	2,462,400	33,638
PayPoint PLC[1]	1,905,000	29,045
Safran SA1	380,000	28,838
United Technologies Corp.	242,000	23,815
CCR SA, ordinary nominative	6,450,000	20,270
Schneider Electric SE1	221,586	13,398
CTCI Corp.[1]	9,300,000	12,092
Rexel SA1	683,761	9,336
		5,143,836
Information technology 4.53%
Texas Instruments Inc.	13,839,000	784,948
Intel Corp.	19,863,000	672,561
Cisco Systems, Inc.	16,058,333	463,283
Microsoft Corp.	8,775,600	461,948
Xilinx, Inc.	5,570,200	265,253
Quanta Computer Inc.[1]	149,073,190	253,933
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	57,640,000	243,619
VTech Holdings Ltd.[1,2]	16,512,300	200,146
Paychex, Inc.	3,282,000	169,286
MediaTek Inc.[1]	21,107,000	163,848
Seagate Technology	3,928,160	149,506
Capital Income Builder — Page 4 of 30

Common stocks Information technology (continued)	Shares	Value (000)
Moneysupermarket.com Group PLC[1,2]	28,508,401	$146,694
KLA-Tencor Corp.	1,500,000	100,680
Western Union Co.	4,712,000	90,706
STMicroelectronics NV1	12,800,000	88,479
Accenture PLC, Class A	444,700	47,672
Apple Inc.	352,300	42,100
Automatic Data Processing, Inc.	345,600	30,064
Delta Electronics, Inc.[1]	3,136,677	15,900
Atea ASA[1]	1,124,927	10,440
		4,401,066
Consumer discretionary 4.41%
McDonald’s Corp.	5,740,000	644,315
Las Vegas Sands Corp.	12,800,800	633,768
Six Flags Entertainment Corp.[2]	6,081,400	316,476
Greene King PLC[1,2]	24,691,512	305,436
Hasbro, Inc.	3,027,282	232,586
General Motors Co.	6,174,000	215,534
HUGO BOSS AG1	1,605,927	165,348
SES SA, Class A (FDR)[1]	5,012,447	148,007
Gannett Co., Inc.[2]	9,191,300	145,406
William Hill PLC[1]	26,208,000	127,946
Marks and Spencer Group PLC[1]	15,315,000	120,913
Daimler AG1	1,345,400	116,748
Li & Fung Ltd.[1]	139,140,000	112,324
Kingfisher PLC[1]	20,390,800	110,821
ProSiebenSat.1 Media SE1	1,977,377	107,016
DineEquity, Inc.[2]	1,167,500	97,428
Electrolux AB, Series B1	3,287,000	96,608
Marston’s PLC[1,2]	37,254,228	92,756
RTL Group SA, non-registered shares[1]	949,965	82,136
WPP PLC[1]	3,442,120	77,147
Ladbrokes PLC[1]	35,146,970	57,132
Stella International Holdings Ltd.[1]	19,515,500	48,168
Sa Sa International Holdings Ltd.[1]	134,934,000	43,225
SJM Holdings Ltd.[1]	40,109,224	33,245
Matas A/S1	1,398,000	25,332
H & M Hennes & Mauritz AB, Class B1	623,000	24,166
Whistler Blackcomb Holdings Inc.	1,521,000	23,462
Ekornes ASA[1]	1,788,273	19,019
Fielmann AG1	265,442	18,594
Leifheit AG, non-registered shares[1,2]	320,000	16,563
Chow Sang Sang Holdings International Ltd.[1]	6,071,000	11,795
Sitoy Group Holdings Ltd.[1]	18,200,000	8,690
TEGNA Inc.	175,000	4,732
		4,282,842
Materials 2.36%
Rio Tinto PLC[1]	12,064,000	437,513
Potash Corp. of Saskatchewan Inc.	13,360,000	270,273
Potash Corp. of Saskatchewan Inc. (CAD denominated)	3,556,900	72,030
Amcor Ltd.[1]	31,734,934	307,055
Dow Chemical Co.	5,104,900	263,770
Syngenta AG1	400,000	134,377
E.I. du Pont de Nemours and Co.	2,000,000	126,800
Capital Income Builder — Page 5 of 30

Common stocks Materials (continued)	Shares	Value (000)
Givaudan SA1	66,000	$117,965
Nucor Corp.	2,768,819	117,121
Agrium Inc.	1,072,000	99,771
RPM International, Inc.	1,820,000	83,192
LyondellBasell Industries NV	790,900	73,483
Vale SA, Class A, preferred nominative (ADR)	13,245,000	47,682
Koninklijke DSM NV1	812,530	43,263
BASF SE1	470,000	38,526
The Chemours Co.	4,745,044	32,883
Praxair, Inc.	265,500	29,494
		2,295,198
Miscellaneous 3.29%
Other common stocks in initial period of acquisition		3,196,857
Total common stocks (cost: $69,307,790,000)		76,959,174
Preferred securities 0.02% Federal agency bonds & notes 0.01%
CoBank, ACB, Class E, noncumulative[3]	13,000	8,982
Financials 0.01%
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,200
Morgan Stanley, Series I, depositary shares	49,600	1,285
		6,485
Total preferred securities (cost: $19,234,000)		15,467
Convertible stocks 0.19% Utilities 0.09%
Dominion Resources, Inc., convertible preferred, Series A, units	1,800,000	89,334
Miscellaneous 0.10%
Other convertible stocks in initial period of acquisition		93,841
Total convertible stocks (cost: $181,005,000)		183,175
Convertible bonds 0.19% Financials 0.19%	Principal amount (000)
Bank of Ireland, convertible notes, 10.00% 2016	€23,175	26,859
Barclays PLC, Equity Linked Notes, (Microsoft Corp.), 5.33% 2016	$3,242	162,287
Total convertible bonds (cost: $181,892,000)		189,146
Capital Income Builder — Page 6 of 30

Bonds, notes & other debt instruments 16.72% U.S. Treasury bonds & notes 6.43% U.S. Treasury 5.26%	Principal amount (000)	Value (000)
U.S. Treasury 1.375% 2015	$21,000	$21,022
U.S. Treasury 9.875% 2015	106,950	107,316
U.S. Treasury 3.25% 2016[4]	50,000	50,955
U.S. Treasury 7.50% 2016	190,000	203,752
U.S. Treasury 9.25% 2016	96,000	98,498
U.S. Treasury 4.50% 2017	100,000	105,888
U.S. Treasury 4.625% 2017	100,000	105,189
U.S. Treasury 8.75% 2017	50,000	56,210
U.S. Treasury 8.875% 2017	135,850	155,654
U.S. Treasury 3.50% 2018	75,000	79,479
U.S. Treasury 1.50% 2019	40,000	40,218
U.S. Treasury 1.625% 2019	38,820	39,282
U.S. Treasury 1.625% 2019	25,000	25,229
U.S. Treasury 1.75% 2019	8,570	8,707
U.S. Treasury 3.125% 2019	150,000	159,792
U.S. Treasury 3.625% 2019	250,000	271,462
U.S. Treasury 8.125% 2019	43,440	54,473
U.S. Treasury 1.125% 2020	51,950	51,236
U.S. Treasury 1.25% 2020	382,100	379,486
U.S. Treasury 1.375% 2020	177,245	176,088
U.S. Treasury 1.375% 2020	25,000	24,903
U.S. Treasury 1.375% 2020	16,500	16,469
U.S. Treasury 1.625% 2020	137,000	137,796
U.S. Treasury 2.625% 2020	110,000	115,543
U.S. Treasury 3.50% 2020	19,150	20,836
U.S. Treasury 8.50% 2020	76,000	98,521
U.S. Treasury 8.75% 2020	179,000	236,273
U.S. Treasury 8.75% 2020	165,000	220,197
U.S. Treasury 3.125% 2021	25,000	26,913
U.S. Treasury 3.625% 2021	10,000	11,013
U.S. Treasury 8.00% 2021	77,500	105,319
U.S. Treasury 8.125% 2021	25,000	33,844
U.S. Treasury 1.75% 2022	50,000	49,733
U.S. Treasury 1.875% 2022	49,722	49,712
U.S. Treasury 1.875% 2022	15,000	15,019
U.S. Treasury 2.125% 2022	80,500	81,859
U.S. Treasury 2.50% 2023	100,000	103,805
U.S. Treasury 6.25% 2023	25,000	32,784
U.S. Treasury 7.125% 2023	135,000	183,373
U.S. Treasury 2.25% 2024	95,000	96,054
U.S. Treasury 2.00% 2025	187,956	185,565
U.S. Treasury 2.00% 2025	45,000	44,498
U.S. Treasury 2.125% 2025	50,696	50,605
U.S. Treasury 6.875% 2025	25,000	35,615
U.S. Treasury 6.25% 2030	107,000	157,248
U.S. Treasury 2.50% 2045	482	440
U.S. Treasury 2.875% 2045	547,560	542,073
U.S. Treasury 3.00% 2045	241,753	245,002
		5,110,948
U.S. Treasury inflation-protected securities 1.17%
U.S. Treasury Inflation-Protected Security 0.135% 2016[5]	57,603	57,242
U.S. Treasury Inflation-Protected Security 2.00% 2016[5]	24,016	23,995
U.S. Treasury Inflation-Protected Security 0.125% 2020[5]	286,994	285,105
Capital Income Builder — Page 7 of 30

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	$209,324	$200,874
U.S. Treasury Inflation-Protected Security 0.25% 2025[5]	116,722	112,397
U.S. Treasury Inflation-Protected Security 0.375% 2025[5]	158,788	155,200
U.S. Treasury Inflation-Protected Security 2.375% 2025[5]	126,436	145,762
U.S. Treasury Inflation-Protected Security 2.00% 2026[5]	6,004	6,760
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	75,238	78,313
U.S. Treasury Inflation-Protected Security 0.75% 2045[5]	79,954	71,309
		1,136,957
Total U.S. Treasury bonds & notes		6,247,905
Corporate bonds & notes 5.56% Financials 1.37%
ACE Capital Trust II 9.70% 2030	7,210	10,563
ACE INA Holdings Inc. 2.30% 2020	1,625	1,627
ACE INA Holdings Inc. 2.875% 2022	4,545	4,551
ACE INA Holdings Inc. 3.35% 2026	4,540	4,563
ACE INA Holdings Inc. 4.35% 2045	7,850	7,991
Alexandria Real Estate Equities, Inc. 3.90% 2023	4,800	4,787
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,205	1,203
American Campus Communities, Inc. 3.35% 2020	2,200	2,217
American Campus Communities, Inc. 3.75% 2023	8,615	8,512
American Campus Communities, Inc. 4.125% 2024	10,440	10,449
American Express Co. 6.15% 2017	9,080	9,821
American Express Credit Co. 1.875% 2018	5,000	5,006
American International Group, Inc. 2.30% 2019	4,275	4,308
American International Group, Inc. 3.75% 2025	2,140	2,179
American International Group, Inc. 4.50% 2044	4,000	3,938
AvalonBay Communities, Inc. 3.625% 2020	6,530	6,843
AXA SA, Series B, junior subordinated 6.379% (undated)[3]	7,000	7,551
AXA SA, junior subordinated 6.463% (undated)[3]	1,900	1,983
Bank of America Corp., Series L, 3.625% 2016	3,045	3,079
Bank of America Corp. 3.75% 2016	2,270	2,314
Bank of America Corp. 5.75% 2017	5,000	5,406
Bank of America Corp. 5.65% 2018	1,940	2,112
Bank of America Corp. 2.625% 2020	33,625	33,535
Bank of America Corp. 5.875% 2021	5,000	5,731
Bank of America Corp. 3.875% 2025	24,670	25,161
Bank of America Corp., Series AA, 6.10% (undated)	2,100	2,126
Bank of America Corp., junior subordinated 6.50% noncumulative (undated)	1,500	1,569
Bank of Ireland 10.24% (undated)	€57,905	64,634
Bank of New York Mellon Corp. 2.10% 2019	$15,000	15,115
Bank of Nova Scotia 2.35% 2020	12,500	12,441
Bank of Tokyo-Mitsubishi, Ltd., 2.75% 2020[3]	10,000	10,082
Barclays Bank PLC 2.50% 2019	6,210	6,309
Barclays Bank PLC 5.14% 2020	15,525	17,040
Barclays Bank PLC 3.65% 2025	7,000	6,787
Barclays Bank PLC 5.25% 2045	5,125	5,341
BB&T Corp. 2.45% 2020	15,000	15,118
Berkshire Hathaway Finance Corp. 4.30% 2043	2,000	1,972
BNP Paribas 4.375% 2025[3]	6,000	5,954
Brandywine Operating Partnership, LP 5.70% 2017	41	43
Brandywine Operating Partnership, LP 3.95% 2023	170	167
CIT Group Inc. 5.00% 2017	7,000	7,231
Capital Income Builder — Page 8 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
CIT Group Inc. 3.875% 2019	$2,525	$2,569
Citigroup Inc., Series P, 5.95% (undated)	4,913	4,747
Citigroup Inc. 3.953% 2016	7,500	7,619
Citigroup Inc. 2.50% 2018	7,500	7,596
Citigroup Inc. 8.50% 2019	12,656	15,294
Citigroup Inc. 2.65% 2020	40,000	39,958
Citigroup Inc. 4.45% 2027	8,770	8,818
Citigroup Inc., Series Q, junior subordinated 5.95% (undated)	3,000	2,997
CME Group Inc. 5.30% 2043	1,494	1,705
CNA Financial Corp. 7.35% 2019	6,000	7,047
Corporate Office Properties LP 5.25% 2024	590	603
Corporate Office Properties LP 5.00% 2025	3,565	3,534
Corporate Office Properties Trust 3.60% 2023	515	478
Credit Suisse Group AG 3.80% 2022[3]	15,000	15,163
Crescent Resources 10.25% 2017[3]	3,355	3,418
Crown Castle International Corp. 4.875% 2022	300	318
DCT Industrial Trust Inc. 4.50% 2023	7,090	7,147
DDR Corp. 3.625% 2025	2,505	2,382
DDR Corp. 4.25% 2026	6,870	6,841
Developers Diversified Realty Corp. 9.625% 2016	7,540	7,767
Developers Diversified Realty Corp. 7.50% 2017	27,306	29,438
Developers Diversified Realty Corp. 7.875% 2020	12,702	15,416
Discover Financial Services 10.25% 2019	4,334	5,247
EPR Properties 4.50% 2025	12,265	11,780
ERP Operating LP 5.75% 2017	10,022	10,690
Essex Portfolio L.P. 3.25% 2023	7,845	7,656
Essex Portfolio L.P. 3.875% 2024	9,035	9,085
Essex Portfolio L.P. 3.50% 2025	4,000	3,889
Goldman Sachs Group, Inc. 1.137% 2017[6]	8,052	8,059
Goldman Sachs Group, Inc. 1.537% 2020[6]	12,400	12,444
Goldman Sachs Group, Inc. 5.75% 2022	7,500	8,604
Goldman Sachs Group, Inc. 3.85% 2024	3,620	3,698
Goldman Sachs Group, Inc. 4.00% 2024	10,000	10,315
Goldman Sachs Group, Inc. 4.75% 2045	11,290	11,493
Goldman Sachs Group, Inc. 5.15% 2045	1,300	1,311
Goldman Sachs Group, Inc., subordinated, 4.25% 2025	12,215	12,296
Goodman Funding Pty Ltd. 6.00% 2022[3]	30,590	34,089
HBOS PLC 6.75% 2018[3]	25,085	27,707
Hospitality Properties Trust 6.30% 2016	1,400	1,408
Hospitality Properties Trust 5.625% 2017	5,895	6,146
Hospitality Properties Trust 6.70% 2018	5,978	6,391
Hospitality Properties Trust 5.00% 2022	5,250	5,430
Hospitality Properties Trust 4.50% 2023	5,980	5,971
Hospitality Properties Trust 4.50% 2025	3,925	3,825
Host Hotels & Resorts LP 4.50% 2026	3,650	3,677
HSBC Holdings PLC 4.25% 2025	15,000	15,128
HSBC USA Inc. 1.162% 2018[6]	5,000	5,014
Intercontinentalexchange, Inc. 4.00% 2023	11,582	11,990
Intesa Sanpaolo SpA 5.017% 2024[3]	2,270	2,279
Iron Mountain Inc. 6.00% 2020[3]	6,000	6,375
iStar Financial Inc. 4.875% 2018	1,650	1,631
iStar Financial Inc. 5.00% 2019	8,400	8,253
JPMorgan Chase & Co. 0.952% 2016[6]	1,052	1,053
JPMorgan Chase & Co. 6.30% 2019	5,000	5,688
Capital Income Builder — Page 9 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co. 2.55% 2020	$32,568	$32,468
JPMorgan Chase & Co. 2.75% 2020	15,000	15,137
JPMorgan Chase & Co. 4.625% 2021	5,000	5,451
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	49,540	51,534
Kimco Realty Corp. 4.30% 2018	10,000	10,526
Kimco Realty Corp. 3.40% 2022	6,295	6,305
Leucadia National Corp. 5.50% 2023	3,265	3,268
MetLife Global Funding I 2.30% 2019[3]	5,395	5,452
MetLife Global Funding I 2.00% 2020[3]	2,155	2,138
MetLife, Inc. 5.25% 2049	7,250	7,336
Morgan Stanley 3.80% 2016	5,000	5,076
Morgan Stanley 2.125% 2018	10,000	10,084
Morgan Stanley 4.00% 2025	9,266	9,553
New York Life Global Funding 2.10% 2019[3]	6,000	6,043
New York Life Global Funding 1.95% 2020[3]	2,190	2,171
Nordea Bank AB 1.625% 2018[3]	2,500	2,492
Nordea Bank AB 2.50% 2020[3]	9,275	9,334
Northern Trust Corp. 5.85% 2017[3]	2,850	3,095
Outfront Media Inc. 5.625% 2024[3]	225	235
PNC Bank 2.45% 2020	3,985	3,993
PNC Financial Services Group, Inc. 3.90% 2024	2,500	2,550
PNC Preferred Funding Trust I, junior subordinated 1.987% (undated)[3,6]	15,300	13,923
Prologis, Inc. 3.35% 2021	5,450	5,503
Prologis, Inc. 3.75% 2025	10,125	10,074
Prudential Financial, Inc. 4.60% 2044	3,900	3,980
QBE Insurance Group Ltd. 2.40% 2018[3]	15,035	15,103
Rabobank Nederland 4.375% 2025	12,025	12,298
Realogy Corp. 4.50% 2019[3]	1,500	1,551
Realogy Corp. 9.00% 2020[3]	10,000	10,588
Realogy Corp., LOC, 4.40% 2016[6,7,8]	145	144
Ryman Hospitality Properties, Inc. 5.00% 2021	3,975	4,084
Ryman Hospitality Properties, Inc. 5.00% 2023	175	182
Scentre Group 2.375% 2019[3]	3,950	3,912
Scentre Group 2.375% 2021[3]	4,220	4,051
Scentre Group 3.25% 2025[3]	8,655	8,241
Scentre Group 3.50% 2025[3]	27,550	26,763
Select Income REIT 4.15% 2022	3,055	3,014
Select Income REIT 4.50% 2025	1,835	1,752
Simon Property Group, LP 6.125% 2018	5,665	6,236
Sumitomo Mitsui Banking Corp. 2.45% 2020	2,125	2,115
Synovus Financial Corp. 7.875% 2019	7,000	7,884
TD Ameritrade Holding Co. 2.95% 2022	5,610	5,594
Travelers Property Casualty Corp. 4.30% 2045	1,800	1,839
UBS Group AG 4.125% 2025[3]	11,000	11,066
UDR, Inc. 4.00% 2025	3,075	3,133
Unum Group 7.125% 2016	10,000	10,510
UnumProvident Finance Co. PLC 6.85% 2015[3]	961	963
US Bancorp. 0.764% 2018[6]	5,000	5,005
WEA Finance LLC 2.70% 2019[3]	18,165	18,127
WEA Finance LLC 3.25% 2020[3]	22,015	22,253
WEA Finance LLC 3.75% 2024[3]	16,330	16,328
Wells Fargo & Co. 2.60% 2020	7,500	7,582
Capital Income Builder — Page 10 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Wells Fargo & Co. 3.55% 2025	$9,750	$9,781
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	71,606	76,350
		1,331,006
Health care 0.83%
AbbVie Inc. 2.50% 2020	35,335	34,982
AbbVie Inc. 2.90% 2022	12,265	11,892
AbbVie Inc. 3.20% 2022	8,355	8,288
AbbVie Inc. 4.50% 2035	8,595	8,233
AbbVie Inc. 4.40% 2042	3,090	2,827
AbbVie Inc. 4.70% 2045	9,030	8,678
Actavis Funding SCS 2.35% 2018	17,700	17,795
Actavis Funding SCS 3.00% 2020	6,830	6,884
Actavis Funding SCS 3.45% 2022	9,790	9,743
Actavis Funding SCS 3.80% 2025	29,220	29,024
Actavis Funding SCS 4.55% 2035	11,520	11,073
Actavis Funding SCS 4.75% 2045	7,930	7,655
Amgen Inc. 2.125% 2020	1,700	1,687
Amgen Inc. 2.70% 2022	850	835
Baxalta Inc. 4.00% 2025[3]	4,830	4,868
Baxalta Inc. 5.25% 2045[3]	1,300	1,336
Becton, Dickinson and Co. 2.675% 2019	3,400	3,443
Becton, Dickinson and Co. 3.734% 2024	8,080	8,286
Becton, Dickinson and Co. 4.685% 2044	7,270	7,419
Biogen Inc. 2.90% 2020	5,375	5,435
Biogen Inc. 4.05% 2025	14,690	14,883
Biogen Inc. 5.20% 2045	19,210	19,469
Boston Scientific Corp. 2.85% 2020	11,470	11,477
Boston Scientific Corp. 6.00% 2020	8,075	9,054
Boston Scientific Corp. 3.375% 2022	5,300	5,321
Boston Scientific Corp. 3.85% 2025	10,000	9,964
Celgene Corp. 3.625% 2024	14,740	14,747
Celgene Corp. 3.875% 2025	52,480	52,745
Celgene Corp. 4.625% 2044	14,900	14,320
Celgene Corp. 5.00% 2045	10,995	11,086
Centene Corp. 5.75% 2017	3,175	3,322
Centene Corp. 4.75% 2022	2,180	2,180
Concordia Healthcare Corp. 9.50% 2022[3]	1,410	1,389
Concordia Healthcare Corp. 7.00% 2023[3]	560	490
DJO Finco Inc. 8.125% 2021[3]	3,675	3,657
EMD Finance LLC 2.40% 2020[3]	1,600	1,589
EMD Finance LLC 2.95% 2022[3]	26,300	25,910
EMD Finance LLC 3.25% 2025[3]	23,700	22,953
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[3]	3,175	3,191
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[3]	915	899
Express Scripts Inc. 3.125% 2016	706	714
Gilead Sciences, Inc. 3.05% 2016	18,215	18,664
Gilead Sciences, Inc. 2.55% 2020	5,548	5,603
Gilead Sciences, Inc. 3.25% 2022	3,715	3,782
Gilead Sciences, Inc. 3.50% 2025	6,615	6,692
Gilead Sciences, Inc. 3.65% 2026	10,590	10,725
Gilead Sciences, Inc. 4.80% 2044	1,695	1,717
Gilead Sciences, Inc. 4.50% 2045	6,200	6,044
Gilead Sciences, Inc. 4.75% 2046	12,090	12,274
Capital Income Builder — Page 11 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
HCA Inc. 3.75% 2019	$1,915	$1,953
HCA Inc. 6.50% 2020	3,000	3,364
HCA Inc. 5.00% 2024	5,000	5,162
HCA Inc. 5.25% 2025	1,000	1,039
Hologic, Inc. 5.25% 2022[3]	345	361
Humana Inc. 3.85% 2024	6,800	6,927
Humana Inc. 4.95% 2044	1,115	1,143
inVentiv Health Inc., Term Loan B4, 7.75% 2018[6,7,8]	1,470	1,469
inVentiv Health Inc. 10.00% 2018	1,256	1,225
inVentiv Health Inc. 10.00% 2018	837	799
inVentiv Health Inc. 12.00% 2018[3,9]	3,378	3,273
Kindred Healthcare, Inc. 8.00% 2020	1,875	1,955
Kindred Healthcare, Inc. 8.75% 2023	2,110	2,215
Kinetic Concepts, Inc. 10.50% 2018	7,085	7,499
Laboratory Corporation of America Holdings 3.20% 2022	2,400	2,374
Laboratory Corporation of America Holdings 3.60% 2025	3,755	3,663
Laboratory Corporation of America Holdings 4.70% 2045	15,780	14,577
Mallinckrodt PLC 5.625% 2023[3]	2,195	2,074
McKesson Corp. 0.95% 2015	2,730	2,730
McKesson Corp. 3.25% 2016	1,600	1,612
McKesson Corp. 1.40% 2018	1,485	1,473
McKesson Corp. 2.284% 2019	5,810	5,804
McKesson Corp. 3.796% 2024	2,640	2,704
Medtronic, Inc. 2.50% 2020	14,015	14,238
Medtronic, Inc. 3.50% 2025	24,700	25,334
Medtronic, Inc. 4.375% 2035	9,460	9,820
Medtronic, Inc. 4.625% 2045	6,825	7,208
Merck & Co., Inc. 0.684% 2018[6]	30,000	30,056
Novartis Securities Investment Ltd. 5.125% 2019	15,000	16,674
Ortho-Clinical Diagnostics Inc. 6.625% 2022[3]	3,935	3,419
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[6,7,8]	869	858
Pfizer Inc. 0.586% 2018[6]	5,000	4,990
Pfizer Inc. 7.20% 2039	196	271
Quintiles Transnational Corp. 4.875% 2023[3]	785	811
St. Jude Medical, Inc. 2.80% 2020	10,145	10,218
St. Jude Medical, Inc. 3.875% 2025	15,450	15,725
Tenet Healthcare Corp., First Lien, 6.25% 2018	4,000	4,280
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,615	1,752
Tenet Healthcare Corp. 6.75% 2023	1,815	1,822
Thermo Fisher Scientific Inc. 1.30% 2017	945	944
Thermo Fisher Scientific Inc. 2.40% 2019	3,005	3,030
Thermo Fisher Scientific Inc. 3.30% 2022	1,785	1,791
Thermo Fisher Scientific Inc. 4.15% 2024	6,500	6,809
UnitedHealth Group Inc. 2.70% 2020	6,460	6,627
UnitedHealth Group Inc. 3.75% 2025	23,180	24,210
UnitedHealth Group Inc. 4.625% 2035	1,475	1,570
UnitedHealth Group Inc. 4.75% 2045	2,455	2,619
VPI Escrow Corp. 6.75% 2018[3]	7,000	6,720
VPI Escrow Corp. 6.375% 2020[3]	4,230	3,818
VRX Escrow Corp. 5.375% 2020[3]	3,465	3,032
VRX Escrow Corp. 5.875% 2023[3]	1,615	1,365
VRX Escrow Corp. 6.125% 2025[3]	1,110	937
WellPoint, Inc. 2.30% 2018	2,740	2,755
WellPoint, Inc. 2.25% 2019	2,000	1,989
Capital Income Builder — Page 12 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Zimmer Holdings, Inc. 2.00% 2018	$4,000	$4,004
Zimmer Holdings, Inc. 2.70% 2020	5,500	5,491
Zimmer Holdings, Inc. 3.15% 2022	4,000	3,977
Zimmer Holdings, Inc. 3.55% 2025	15,155	14,948
		804,751
Telecommunication services 0.64%
Altice Financing SA 6.625% 2023[3]	8,005	8,045
Altice Finco SA 6.50% 2022[3]	700	711
Altice Finco SA 7.625% 2025[3]	375	356
Altice Finco SA, First Lien, 7.75% 2022[3]	13,100	12,641
América Móvil, SAB de CV 6.45% 2022	MXN45,000	2,649
América Móvil, SAB de CV 8.46% 2036	147,200	8,739
AT&T Inc. 3.40% 2025	$33,047	32,147
AT&T Inc. 4.50% 2035	19,935	18,724
AT&T Inc. 4.30% 2042	4,653	4,054
AT&T Inc. 4.35% 2045	163	142
AT&T Inc. 4.75% 2046	7,743	7,183
Deutsche Telekom International Finance BV 6.75% 2018	15,000	16,927
Frontier Communications Corp. 8.875% 2020[3]	2,200	2,289
Frontier Communications Corp. 9.25% 2021	5,575	5,686
Frontier Communications Corp. 10.50% 2022[3]	5,075	5,278
Frontier Communications Corp. 7.125% 2023	1,650	1,481
Frontier Communications Corp. 11.00% 2025[3]	8,475	8,904
Intelsat Jackson Holding Co. 7.25% 2019	600	567
Intelsat Jackson Holding Co. 7.25% 2020	625	572
Intelsat Jackson Holding Co. 6.625% 2022	1,775	1,411
MetroPCS Wireless, Inc. 6.25% 2021	7,550	7,813
MTS International Funding Ltd. 8.625% 2020	27,918	31,066
MTS International Funding Ltd. 8.625% 2020[3]	27,918	31,066
Numericable Group SA 4.875% 2019[3]	1,075	1,086
Numericable Group SA 6.00% 2022[3]	2,495	2,507
Sprint Capital Corp. 6.90% 2019	17,200	16,555
Sprint Nextel Corp. 8.375% 2017	12,575	12,905
Sprint Nextel Corp. 9.125% 2017	112,350	117,125
Sprint Nextel Corp. 7.00% 2020	6,500	6,045
Sprint Nextel Corp. 7.25% 2021	1,950	1,796
Sprint Nextel Corp. 11.50% 2021	138,575	145,850
Sprint Nextel Corp. 7.875% 2023	42,000	38,850
Sprint Nextel Corp. 7.125% 2024	3,000	2,644
T-Mobile US, Inc. 6.542% 2020	6,000	6,165
Verizon Communications Inc. 4.272% 2036	17,806	16,285
Verizon Communications Inc. 4.522% 2048	26,680	24,095
Vodafone Group PLC 5.625% 2017	10,450	11,025
Wind Acquisition SA 4.75% 2020[3]	3,300	3,383
Wind Acquisition SA 7.375% 2021[3]	6,350	6,413
		621,180
Energy 0.58%
Alpha Natural Resources, Inc. 7.50% 2020[3,10]	3,975	258
Alpha Natural Resources, Inc. 7.50% 2020[3,10]	1,833	128
American Energy - Woodford LLC 12.00% 2020[3,9]	1,085	415
American Energy (Marcellus), Term Loan B, 5.25% 2020[6,7,8]	1,500	707
American Energy (Marcellus), Term Loan A, 8.50% 2021[6,7,8]	3,275	300
Capital Income Builder — Page 13 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
American Energy (Permian Basin) 7.125% 2020[3]	$4,425	$2,401
American Energy (Permian Basin) 7.375% 2021[3]	1,700	922
Anadarko Petroleum Corp. 6.375% 2017	8,250	8,889
Anadarko Petroleum Corp. 8.70% 2019	17,265	20,374
Anadarko Petroleum Corp. 6.20% 2040	1,580	1,708
APT Pipelines Ltd. 4.20% 2025[3]	4,440	4,293
Baytex Energy Corp. 5.125% 2021[3]	2,175	1,838
Baytex Energy Corp. 5.625% 2024[3]	825	685
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[3]	1,725	1,621
Boardwalk Pipeline Partners 3.375% 2023	5,000	4,275
Boardwalk Pipelines, LP 4.95% 2024	10,030	9,197
Canadian Natural Resources Ltd. 3.80% 2024	1,975	1,871
Cenovus Energy Inc. 3.00% 2022	16,340	15,101
Cenovus Energy Inc. 3.80% 2023	6,120	5,837
Chevron Corp. 2.411% 2022	4,360	4,326
CONSOL Energy Inc. 5.875% 2022	1,450	950
Denbury Resources Inc. 4.625% 2023	1,500	1,009
Devon Energy Corp. 5.00% 2045	4,085	3,764
Diamond Offshore Drilling, Inc. 4.875% 2043	19,410	13,772
Ecopetrol SA 5.375% 2026	3,855	3,602
Ecopetrol SA 5.875% 2045	2,845	2,347
Enbridge Energy Partners, LP 9.875% 2019	5,000	5,941
Enbridge Energy Partners, LP 4.375% 2020	10,880	11,035
Enbridge Energy Partners, LP 5.20% 2020	650	679
Enbridge Energy Partners, LP 5.875% 2025	23,875	24,109
Enbridge Energy Partners, LP 5.50% 2040	3,500	2,935
Enbridge Energy Partners, LP 7.375% 2045	30,185	31,654
Enbridge Energy Partners, LP, Series B, 6.50% 2018	23,200	24,841
Enbridge Inc. 5.60% 2017	6,940	7,230
Enbridge Inc. 4.00% 2023	18,450	17,063
Energy Transfer Partners, LP 4.75% 2026	10,350	9,527
Energy Transfer Partners, LP 6.125% 2045	8,850	7,977
EnLink Midstream Partners, LP 2.70% 2019	2,335	2,285
EnLink Midstream Partners, LP 4.40% 2024	3,815	3,599
EnLink Midstream Partners, LP 4.15% 2025	4,865	4,449
EnLink Midstream Partners, LP 5.05% 2045	5,095	4,127
Ensco PLC 5.20% 2025	6,010	5,030
Ensco PLC 5.75% 2044	1,060	806
Enterprise Products Operating LLC 3.90% 2024	2,105	2,087
Enterprise Products Operating LLC 3.70% 2026	4,900	4,669
Enterprise Products Operating LLC 4.90% 2046	2,510	2,312
EP Energy Corp. 9.375% 2020	600	525
EP Energy Corp. 6.375% 2023	1,350	1,033
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	11,000	8,818
Husky Energy Inc. 6.20% 2017	5,600	5,953
Husky Energy Inc. 7.25% 2019	4,500	5,143
Jupiter Resources Inc. 8.50% 2022[3]	3,000	1,575
Kinder Morgan Energy Partners, LP 6.00% 2017	375	390
Kinder Morgan Energy Partners, LP 3.50% 2023	2,480	2,164
Kinder Morgan Energy Partners, LP 4.15% 2024	5,180	4,646
Kinder Morgan Energy Partners, LP 4.25% 2024	1,335	1,195
Kinder Morgan Energy Partners, LP 5.40% 2044	9,505	7,843
Kinder Morgan Energy Partners, LP 5.50% 2044	3,200	2,695
Kinder Morgan Finance Co. 5.05% 2046	5,000	3,981
Capital Income Builder — Page 14 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan, Inc. 4.30% 2025	$7,000	$6,352
Kinder Morgan, Inc. 5.30% 2034	1,130	955
Kinder Morgan, Inc. 5.55% 2045	4,870	4,118
Matador Resources Co. 6.875% 2023	200	201
NGL Energy Partners LP 5.125% 2019	1,325	1,236
NGPL PipeCo LLC 7.119% 2017[3]	10,225	9,509
NGPL PipeCo LLC 9.625% 2019[3]	6,425	6,264
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[6,7,8]	458	414
Noble Corp PLC 4.00% 2018	1,090	1,003
Noble Corp PLC 5.95% 2025	7,720	6,216
Noble Corp PLC 6.95% 2045	9,020	6,530
PDC Energy Inc. 7.75% 2022	9,150	9,241
Peabody Energy Corp. 6.00% 2018	4,500	810
Peabody Energy Corp. 6.50% 2020	2,000	300
Peabody Energy Corp. 6.25% 2021	2,225	334
Pemex Project Funding Master Trust 5.75% 2018	2,750	2,928
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	14,831
Petrobras Global Finance Co. 6.25% 2024	2,320	1,864
Petrobras Global Finance Co. 6.85% 2115	2,075	1,434
Petróleos Mexicanos 4.50% 2026[3]	11,830	11,325
Petróleos Mexicanos 5.625% 2046[3]	2,025	1,754
Phillips 66 2.95% 2017	4,000	4,092
Phillips 66 4.30% 2022	11,525	12,251
Phillips 66 Partners LP 3.605% 2025	1,075	992
Phillips 66 Partners LP 4.68% 2045	160	130
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,8]	8,929	6,250
QGOG Constellation SA 6.25% 2019[3]	500	242
Range Resources Corp. 4.875% 2025[3]	4,225	3,813
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	1,500	1,560
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	4,050	3,948
Rice Energy Inc. 6.25% 2022	2,200	2,002
Rice Energy Inc. 7.25% 2023[3]	300	279
Sabine Pass Liquefaction, LLC 5.625% 2021	5,500	5,486
Sabine Pass Liquefaction, LLC 6.25% 2022	3,000	2,992
Sabine Pass Liquefaction, LLC 5.625% 2023	1,000	978
Sabine Pass Liquefaction, LLC 5.75% 2024	1,300	1,258
Samson Investment Co., Term Loan B, 5.00% 2018[6,7,8,10]	150	9
Seven Generations Energy Ltd. 6.75% 2023[3]	325	297
SM Energy Co. 5.625% 2025	825	755
Southwestern Energy Co. 4.95% 2025	11,585	10,129
Spectra Energy Partners, LP 2.95% 2018	4,040	4,078
TC PipeLines, LP 4.375% 2025	5,345	5,044
Tesoro Logistics LP 5.50% 2019[3]	575	598
Tesoro Logistics LP 6.25% 2022[3]	1,400	1,463
TransCanada PipeLines Ltd. 6.50% 2018	10,000	11,202
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067	12,930	10,764
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	2,725	2,621
Transocean Inc. 5.55% 2016	5,450	5,441
Transocean Inc. 6.875% 2021	1,985	1,576
Transportadora de Gas Peru SA 4.25% 2028[3,8]	2,175	2,083
Western Gas Partners LP 2.60% 2018	1,375	1,366
Western Gas Partners LP 3.95% 2025	3,035	2,778
Williams Partners LP 4.125% 2020	5,000	4,997
Williams Partners LP 4.50% 2023	3,350	3,069
Capital Income Builder — Page 15 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Partners LP 4.30% 2024	$6,030	$5,413
Williams Partners LP 3.90% 2025	4,030	3,433
Williams Partners LP 4.00% 2025	11,055	9,431
Williams Partners LP 5.40% 2044	3,750	2,955
Williams Partners LP 4.90% 2045	3,730	2,765
Williams Partners LP 5.10% 2045	7,335	5,669
		560,734
Consumer discretionary 0.53%
21st Century Fox America, Inc. 3.70% 2025[3]	1,210	1,213
21st Century Fox America, Inc. 4.95% 2045[3]	4,200	4,319
Amazon.com, Inc. 4.95% 2044	10,000	10,477
Boyd Gaming Corp. 9.00% 2020	9,500	10,284
Burger King Corp. 4.625% 2022[3]	3,000	3,052
Burger King Corp. 6.00% 2022[3]	4,150	4,349
Cablevision Systems Corp. 7.75% 2018	8,475	8,920
CBS Corp. 1.95% 2017	8,000	8,052
CBS Outdoor Americas Inc. 5.25% 2022	1,500	1,547
CBS Outdoor Americas Inc. 5.625% 2024	574	599
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	1,714	1,763
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[3]	7,815	7,877
CCO Holdings LLC and CCO Holdings Capital Corp. 6.50% 2021	6,200	6,518
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[3]	6,175	6,273
CCO Holdings LLC and CCO Holdings Capital Corp. 6.625% 2022	800	850
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[3]	24,410	24,909
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	6,425	6,457
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,025	1,067
Comcast Corp. 6.30% 2017	7,000	7,701
Comcast Corp. 4.75% 2044	6,105	6,454
Cumulus Media Holdings Inc. 7.75% 2019	5,030	3,364
Cumulus Media Inc., Term Loan B, 4.25% 2020[6,7,8]	2,045	1,745
Daimler Finance NA LLC 3.00% 2016[3]	2,500	2,522
DaimlerChrysler North America Holding Corp. 1.16% 2018[3,6]	1,500	1,495
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	6,915	6,846
DaimlerChrysler North America Holding Corp. 2.45% 2020[3]	7,500	7,501
DaimlerChrysler North America Holding Corp. 3.30% 2025[3]	10,000	9,888
Delta 2 (Formula One), Term Loan B, 7.75% 2022[6,7,8]	2,225	2,119
DISH DBS Corp. 4.625% 2017	6,525	6,721
Dollar General Corp. 4.125% 2017	17,500	17,957
EchoStar DBS Corp. 7.125% 2016	3,000	3,040
Dollar Tree Inc. 5.25% 2020[3]	575	602
Dollar Tree Inc. 5.75% 2023[3]	1,175	1,244
Federated Department Stores, Inc. 6.90% 2029	3,177	3,797
Ford Motor Co. 4.75% 2043	750	746
Ford Motor Credit Co. 8.00% 2016	2,000	2,138
Ford Motor Credit Co. 4.25% 2017	5,000	5,150
Ford Motor Credit Co. 2.375% 2018	2,500	2,514
Ford Motor Credit Co. 2.551% 2018	8,335	8,366
Ford Motor Credit Co. 2.597% 2019	810	804
Ford Motor Credit Co. 3.157% 2020	3,000	3,036
Ford Motor Credit Co. 3.219% 2022	4,390	4,375
Ford Motor Credit Co. 3.664% 2024	1,000	996
Ford Motor Credit Co. 4.134% 2025	5,500	5,643
Gannett Co., Inc. 5.125% 2019	1,385	1,447
Capital Income Builder — Page 16 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Gannett Co., Inc. 4.875% 2021[3]	$435	$432
Gannett Co., Inc. 5.50% 2024[3]	1,500	1,526
General Motors Co. 4.00% 2025	2,180	2,147
General Motors Financial Co. 6.75% 2018	1,500	1,643
General Motors Financial Co. 4.375% 2021	5,000	5,195
General Motors Financial Co. 3.45% 2022	3,170	3,107
General Motors Financial Co. 4.30% 2025	15,000	15,301
Hilton Worldwide Finance LLC 5.625% 2021	1,800	1,899
Home Depot, Inc. 4.40% 2021	10,000	11,114
Home Depot, Inc. 3.35% 2025	1,755	1,804
International Game Technology 6.25% 2022[3]	2,800	2,744
Li & Fung Ltd. 6.00% (undated)[6]	28,831	29,768
Limited Brands, Inc. 8.50% 2019	3,006	3,562
Limited Brands, Inc. 7.00% 2020	2,994	3,445
Limited Brands, Inc. 6.875% 2035[3]	2,575	2,694
Marks and Spencer Group PLC 6.25% 2017[3]	6,729	7,293
Marriott International, Inc., Series I, 6.375% 2017	12,500	13,438
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	1,000	971
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	5,875	5,699
MGM Resorts International 6.875% 2016	2,000	2,043
MGM Resorts International 7.50% 2016	2,075	2,139
MGM Resorts International 6.75% 2020	2,025	2,177
MGM Resorts International 7.75% 2022	2,700	3,007
Michaels Stores, Inc. 5.875% 2020[3]	725	769
NBC Universal Enterprise, Inc. 1.006% 2018[3,6]	13,105	13,117
NBC Universal Enterprise, Inc. 5.25% (undated)[3]	9,635	10,285
NCL Corp. Ltd. 5.25% 2019[3]	900	930
Needle Merger Sub Corp. 8.125% 2019[3]	4,350	3,991
Neiman Marcus Group LTD Inc. 8.00% 2021[3]	2,150	2,244
Neiman Marcus Group LTD Inc. 8.75% 2021[3,9]	3,955	4,128
Neiman Marcus, Term Loan B, 4.25% 2020[6,7,8]	6,370	6,226
NIKE INC	12,145	11,914
PETCO Animal Supplies, Inc. 9.25% 2018[3]	5,000	5,156
PETsMART, Inc. 7.125% 2023[3]	1,600	1,688
Pinnacle Entertainment, Inc. 6.375% 2021	2,050	2,194
Playa Resorts Holding BV 8.00% 2020[3]	1,600	1,632
Stackpole Intl. 7.75% 2021[3]	4,410	4,961
Starbucks Corp. 2.70% 2022	2,675	2,709
Starbucks Corp. 4.30% 2045	3,565	3,649
Target Corp. 6.00% 2018	24,000	26,432
Thomson Reuters Corp. 1.30% 2017	6,705	6,697
Thomson Reuters Corp. 1.65% 2017	2,880	2,881
Thomson Reuters Corp. 4.30% 2023	2,085	2,172
Thomson Reuters Corp. 5.65% 2043	2,375	2,557
Time Warner Cable Inc. 5.00% 2020	10,000	10,711
Time Warner Inc. 3.60% 2025	19,800	19,673
Time Warner Inc. 4.85% 2045	2,000	1,997
Univision Communications Inc. 5.125% 2025[3]	1,385	1,364
Volkswagen Group of America Finance, LLC 1.25% 2017[3]	5,930	5,780
Volkswagen Group of America Finance, LLC 2.40% 2020[3]	4,070	3,894
Warner Music Group 6.00% 2021[3]	775	802
Warner Music Group 5.625% 2022[3]	1,475	1,464
Warner Music Group 6.75% 2022[3]	1,250	1,163
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	1,675	1,674
Capital Income Builder — Page 17 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Wynn Macau, Ltd. 5.25% 2021[3]	$1,000	$920
ZF Friedrichshafen AG 4.00% 2020[3]	985	999
ZF Friedrichshafen AG 4.50% 2022[3]	1,895	1,915
ZF Friedrichshafen AG 4.75% 2025[3]	1,500	1,478
		520,051
Utilities 0.52%
AES Corp. 8.00% 2020	1,000	1,107
AES Corp. 7.375% 2021	7,000	7,490
Berkshire Hathaway Energy Co. 2.40% 2020	7,311	7,248
Calpine Corp. 5.375% 2023	2,925	2,801
Calpine Corp. 7.875% 2023[3]	936	1,010
Calpine Corp. 5.50% 2024	660	630
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	25,776
CMS Energy Corp. 8.75% 2019	13,063	15,866
CMS Energy Corp. 6.25% 2020	22,054	25,270
CMS Energy Corp. 5.05% 2022	8,103	9,005
CMS Energy Corp. 3.875% 2024	22,121	22,825
CMS Energy Corp. 4.70% 2043	4,830	4,934
CMS Energy Corp. 4.875% 2044	5,317	5,522
Consumers Energy Co. 5.65% 2020	730	834
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	1,500	1,576
Duke Energy Corp. 3.75% 2024	12,446	12,881
Dynegy Finance Inc. 6.75% 2019	2,520	2,526
Dynegy Finance Inc. 7.375% 2022	2,290	2,315
Dynegy Finance Inc. 7.625% 2024	3,570	3,597
Electricité de France SA 3.625% 2025[3]	4,750	4,744
Electricité de France SA 4.95% 2045[3]	10,000	9,957
Entergy Corp. 4.70% 2017	6,500	6,696
Entergy Corp. 4.00% 2022	3,250	3,346
Entergy Louisiana, LLC 3.30% 2022	3,260	3,294
Entergy Louisiana, LLC 3.78% 2025	3,500	3,538
Exelon Corp. 2.85% 2020	11,375	11,398
Exelon Corp. 3.95% 2025	14,050	14,217
Exelon Corp. 5.10% 2045	221	229
MidAmerican Energy Holdings Co. 3.75% 2023	9,165	9,509
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	850	839
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	4,150	4,143
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	3,880	3,899
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	9,736	11,289
Northeast Utilities 3.15% 2025	8,911	8,785
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	6	8
Northern States Power Co. 3.40% 2042	107	96
NV Energy, Inc 6.25% 2020	48,989	56,715
Ohio Power Co., Series G, 6.60% 2033	3,178	3,970
Ohio Power Co., Series H, 6.60% 2033	704	880
Pacific Gas and Electric Co. 3.25% 2023	10,000	10,072
Pacific Gas and Electric Co. 3.85% 2023	3,918	4,100
Pacific Gas and Electric Co. 3.40% 2024	9,611	9,670
Pacific Gas and Electric Co. 3.75% 2024	852	878
Pacific Gas and Electric Co. 3.50% 2025	2,500	2,532
PacifiCorp., First Mortgage Bonds, 2.95% 2023	2,082	2,078
PacifiCorp., First Mortgage Bonds, 7.70% 2031	5,810	8,063
Pennsylvania Electric Co. 6.05% 2017	3,000	3,235
Capital Income Builder — Page 18 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
PG&E Corp. 2.40% 2019	$6,350	$6,391
Progress Energy, Inc. 7.05% 2019	10,150	11,680
Progress Energy, Inc. 7.00% 2031	5,958	7,601
Progress Energy, Inc. 7.75% 2031	3,980	5,414
Public Service Co. of Colorado 5.80% 2018	4,850	5,403
Public Service Co. of Colorado 5.125% 2019	2,973	3,281
Public Service Co. of Colorado 3.20% 2020	3,289	3,430
Public Service Co. of Colorado 2.90% 2025	10,000	9,851
Puget Sound Energy, Inc., First Lien, 6.50% 2020	8,812	10,240
Puget Sound Energy, Inc., First Lien, 5.625% 2022	7,605	8,606
Puget Sound Energy, Inc., First Lien, 3.65% 2025[3]	15,934	15,581
Tampa Electric Co. 5.40% 2021	1,987	2,244
Tampa Electric Co. 2.60% 2022	6,850	6,661
Teco Finance, Inc. 5.15% 2020	15,224	16,638
Virginia Electric and Power Co. 3.45% 2024	1,860	1,922
Xcel Energy Inc. 4.70% 2020	10,430	11,338
Xcel Energy Inc. 3.30% 2025	10,000	9,919
Xcel Energy Inc. 6.50% 2036	10,760	13,422
Xcel Energy Inc. 4.80% 2041	1,267	1,316
		502,331
Consumer staples 0.39%
Altria Group, Inc. 9.25% 2019	3,834	4,736
Altria Group, Inc. 2.625% 2020	4,340	4,385
Altria Group, Inc. 4.75% 2021	1,500	1,654
Altria Group, Inc. 2.95% 2023	3,800	3,749
Altria Group, Inc. 4.00% 2024	3,000	3,167
Altria Group, Inc. 4.25% 2042	4,000	3,795
Altria Group, Inc. 4.50% 2043	1,100	1,074
Altria Group, Inc. 5.375% 2044	7,900	8,661
Anheuser-Busch InBev NV 6.875% 2019	16,000	18,605
Coca-Cola Co. 1.50% 2015	4,000	4,002
Coca-Cola Co. 1.80% 2016	500	506
Coca-Cola Co. 3.30% 2021	2,000	2,106
Coca-Cola Co. 2.875% 2025	7,500	7,427
Constellation Brands, Inc. 3.875% 2019	3,500	3,649
CVS Caremark Corp. 3.50% 2022	7,000	7,234
CVS Caremark Corp. 4.00% 2023	15,920	16,856
CVS Caremark Corp. 4.875% 2035	4,750	5,021
CVS Caremark Corp. 5.125% 2045	2,025	2,182
H.J Heinz Co. 4.875% 2025[3]	1,994	2,146
Ingles Markets, Inc. 5.75% 2023	1,900	1,948
Kroger Co. 6.40% 2017	31,300	33,966
Mead Johnson Nutrition Co. 3.00% 2020	2,825	2,844
Mead Johnson Nutrition Co. 4.125% 2025	3,410	3,452
PepsiCo, Inc. 2.50% 2016	10,000	10,104
PepsiCo, Inc. 4.45% 2046	1,380	1,418
Pernod Ricard SA 2.95% 2017[3]	12,000	12,190
Pernod Ricard SA 4.45% 2022[3]	12,500	13,087
Philip Morris International Inc. 3.60% 2023	4,545	4,769
Philip Morris International Inc. 3.875% 2042	4,500	4,153
Philip Morris International Inc. 4.25% 2044	1,800	1,769
Reynolds American Inc. 2.30% 2018	8,535	8,664
Reynolds American Inc. 3.25% 2020	7,355	7,537
Capital Income Builder — Page 19 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Reynolds American Inc. 4.00% 2022	$4,500	$4,725
Reynolds American Inc. 4.45% 2025	52,000	54,552
Reynolds American Inc. 5.70% 2035	2,315	2,542
Reynolds American Inc. 6.15% 2043	1,135	1,303
Reynolds American Inc. 5.85% 2045	31,500	35,046
SABMiller Holdings Inc. 2.45% 2017[3]	14,815	14,992
The JM Smucker Co. 3.50% 2025	5,280	5,316
The JM Smucker Co. 4.375% 2045	2,000	1,967
Tyson Foods, Inc. 3.95% 2024	9,450	9,669
Tyson Foods, Inc. 5.15% 2044	1,320	1,390
WM. Wrigley Jr. Co 2.40% 2018[3]	4,075	4,143
WM. Wrigley Jr. Co 2.90% 2019[3]	2,000	2,047
WM. Wrigley Jr. Co 3.375% 2020[3]	29,685	30,808
		375,356
Industrials 0.33%
ADS Waste Escrow 8.25% 2020	1,275	1,345
AerCap Holdings NV 2.75% 2017	3,250	3,246
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[8]	434	466
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	4,125	3,310
Atlas Copco AB 5.60% 2017[3]	17,290	18,265
BNSF Funding Trust I 6.613% 2055	6,700	7,527
Boeing Company 1.65% 2020	3,375	3,317
Boeing Company 2.20% 2022	2,840	2,780
Boeing Company 2.60% 2025	4,575	4,442
Burlington Northern Santa Fe LLC 4.15% 2045	4,155	3,928
Burlington Northern Santa Fe LLC 4.70% 2045	1,405	1,438
Canadian National Railway Co. 5.55% 2018	25,000	27,444
Canadian Pacific Railway Ltd. 4.80% 2045	1,580	1,632
CEVA Group PLC 7.00% 2021[3]	1,850	1,681
CEVA Group PLC 9.00% 2021[3]	775	667
CEVA Group PLC, LOC, 6.50% 2021[6,7,8]	515	455
CEVA Group PLC, Term Loan B, 6.50% 2021[6,7,8]	738	651
CEVA Group PLC, Term Loan, 6.50% 2021[6,7,8]	535	472
CEVA Group PLC, Term Loan, 6.50% 2021[6,7,8]	92	81
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[8]	1,993	2,053
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[8]	1,861	1,920
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[8]	7,040	7,480
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[8]	7,551	8,228
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[8]	7,090	7,974
Corporate Risk Holdings LLC 9.50% 2019[3]	6,538	6,064
CSX Corp. 3.35% 2025	2,495	2,499
DAE Aviation Holdings, Inc. 10.00% 2023[3]	4,575	4,644
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[8]	1,185	1,357
European Aeronautic Defence and Space Company 2.70% 2023[3]	18,000	17,987
FedEx Corp. 4.75% 2045	3,670	3,619
Gardner Denver, Inc., Term Loan B, 4.25% 2020[6,7,8]	5,939	5,584
Gates Global LLC 6.00% 2022[3]	3,950	3,190
Gates Global LLC, Term Loan B, 4.25% 2021[6,7,8]	961	907
General Electric Capital Corp. 2.20% 2020	2,327	2,352
General Electric Capital Corp. 2.342% 2020[3]	5,984	6,004
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)	30,000	33,475
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)	60,000	70,575
General Electric Corp. 5.25% 2017	12,500	13,498
Capital Income Builder — Page 20 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
HD Supply, Inc. 5.25% 2021[3]	$3,325	$3,504
KLX Inc. 5.875% 2022[3]	1,780	1,826
LMI Aerospace Inc. 7.375% 2019	2,550	2,518
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[3]	750	781
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[3]	6,375	6,502
Norfolk Southern Corp. 4.65% 2046	1,530	1,538
Nortek Inc. 8.50% 2021	1,500	1,598
R.R. Donnelley & Sons Co. 6.50% 2023	775	729
R.R. Donnelley & Sons Co. 7.875% 2021	1,475	1,544
Republic Services, Inc. 3.80% 2018	2,500	2,615
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[3]	4,225	3,686
TransDigm Inc. 5.50% 2020	7,400	7,474
Waste Management, Inc. 2.60% 2016	4,445	4,503
Watco Companies 6.375% 2023[3]	1,735	1,744
		323,119
Materials 0.21%
ArcelorMittal 5.25% 2017	24,950	25,199
ArcelorMittal 10.60% 2019	750	833
ArcelorMittal 5.125% 2020	1,250	1,204
ArcelorMittal 6.25% 2021	1,000	949
ArcelorMittal 7.00% 2022	20,500	19,577
ArcelorMittal 6.125% 2025	875	757
BHP Billiton Finance (USA) Ltd. 2.05% 2018	13,220	13,272
Blue Cube Spinco Inc. (Olin Corp.) 9.75% 2023[3]	850	920
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025[3]	690	752
Chemours Co. 6.625% 2023[3]	2,400	1,797
Chemours Co. 7.00% 2025[3]	2,790	2,086
E.I. du Pont de Nemours and Co. 5.25% 2016	826	865
E.I. du Pont de Nemours and Co. 2.80% 2023	10,000	9,654
Ecolab Inc. 3.00% 2016	8,725	8,908
Ecolab Inc. 4.35% 2021	1,500	1,624
First Quantum Minerals Ltd. 6.75% 2020[3]	7,188	5,508
First Quantum Minerals Ltd. 7.00% 2021[3]	17,957	13,378
First Quantum Minerals Ltd. 7.25% 2022[3]	72,600	53,316
FMG Resources 9.75% 2022[3]	5,500	5,486
Georgia Gulf Corp. 4.875% 2023	3,500	3,340
JMC Steel Group Inc. 8.25% 2018[3]	6,575	4,504
LSB Industries, Inc. 7.75% 2019	2,100	1,998
Monsanto Co. 2.75% 2021	515	511
Monsanto Co. 4.40% 2044	300	269
Mosaic Co. 4.25% 2023	1,700	1,728
Owens-Illinois, Inc. 5.875% 2023[3]	4,970	5,284
Owens-Illinois, Inc. 6.375% 2025[3]	2,035	2,171
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	397
Rayonier Advanced Materials Inc. 5.50% 2024[3]	2,545	2,023
Reynolds Group Inc. 9.875% 2019	203	214
Reynolds Group Inc. 5.75% 2020	4,000	4,170
Reynolds Group Inc. 6.875% 2021	3,000	3,142
Ryerson Inc. 9.00% 2017	3,275	2,866
Ryerson Inc. 11.25% 2018	2,004	1,754
Tembec Industries Inc. 9.00% 2019[3]	1,055	849
Capital Income Builder — Page 21 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[3]	$2,020	$2,141
Yara International ASA 7.875% 2019[3]	2,225	2,585
		206,031
Information technology 0.16%
Alcatel-Lucent USA Inc. 4.625% 2017[3]	1,150	1,187
Alcatel-Lucent USA Inc. 6.75% 2020[3]	913	973
Alcatel-Lucent USA Inc. 8.875% 2020[3]	9,875	10,714
First Data Corp. 6.75% 2020[3]	5,255	5,551
First Data Corp. 11.75% 2021	2,921	3,337
First Data Corp. 12.625% 2021	8,500	9,764
First Data Corp. 7.00% 2023[3]	5,150	5,266
Freescale Semiconductor, Inc. 5.00% 2021[3]	1,000	1,038
Harris Corp. 2.70% 2020	1,530	1,505
Harris Corp. 3.832% 2025	815	807
Harris Corp. 4.854% 2035	3,050	2,976
Harris Corp. 5.054% 2045	9,360	9,215
Hewlett-Packard Co. 4.90% 2025[3]	5,075	5,027
Infor Inc. 5.75% 2020[3]	1,475	1,508
Intel Corp. 4.90% 2045	4,000	4,175
International Business Machines Corp. 1.95% 2016	7,925	8,007
International Business Machines Corp. 3.375% 2023	10,000	10,173
Microsoft Corp. 3.125% 2025	7,500	7,591
Microsoft Corp.4.45% 2045	10,740	10,954
National Semiconductor Corp. 6.60% 2017	10,000	10,854
NXP BV and NXP Funding LLC 4.125% 2020[3]	4,000	4,090
Oracle Corp. 0.869% 2019[6]	5,000	5,008
Oracle Corp. 4.125% 2045	2,525	2,382
QUALCOMM Inc. 4.80% 2045	2,500	2,170
Samsung Electronics America, Inc. 1.75% 2017[3]	12,350	12,349
Serena Software, Inc., Term Loan B, 7.50% 2020[6,7,8]	3,785	3,777
SRA International, Inc., Term Loan B, 6.50% 2018[6,7,8]	8,149	8,172
SunGard Data Systems Inc. 7.375% 2018	3,790	3,889
SunGard Data Systems Inc. 7.625% 2020	3,450	3,610
		156,069
Total corporate bonds & notes		5,400,628
Mortgage-backed obligations 3.53%
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[6,8]	3,705	3,704
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.562% 2049[6,8]	4,654	4,842
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1-A1, 2.497% 2034[6,8]	46	45
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 2.642% 2034[6,8]	1,136	1,123
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A1A, 5.795% 2038[6,8]	8,353	8,441
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[6,8]	201	215
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[6,8]	4,320	4,646
Citigroup Commercial Mortgage Trust, Series 2015-GC-29, Class AAB, 2.984% 2048[8]	2,005	2,024
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A-4, 3.762% 2048[8]	2,085	2,196
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.349% 2049[6,8]	5,000	5,359
Citigroup Commercial Mortgage Trust, Series 2015-GC-33, Class A-4, 3.778% 2058[8]	1,335	1,389
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[8]	13,799	14,087
Commercial Mortgage Trust, Series 2005-LP5, Class E, 5.00% 2043[3,6,8]	2,250	2,252
Commercial Mortgage Trust, Series 2015-CR-27, Class ASB, 3.404% 2058[8]	1,290	1,328
Commercial Mortgage Trust, Series 2015-CCRE-26, Class C, 4.645% 2048[6,8]	2,500	2,391
Capital Income Builder — Page 22 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,8]	$25,345	$25,732
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 2037[3,8]	7,500	7,682
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[8]	299	323
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[8]	179	194
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[8]	238	255
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class D, 5.10% 2038[6,8]	1,500	1,498
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[8]	30,995	31,594
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.604% 2049[6,8]	117	122
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3,8]	6,699	6,730
Fannie Mae 4.50% 2020[8]	762	797
Fannie Mae 6.00% 2021[8]	905	984
Fannie Mae 5.00% 2023[8]	1,763	1,909
Fannie Mae 4.50% 2024[8]	9,348	10,093
Fannie Mae 4.50% 2024[8]	2,305	2,468
Fannie Mae 6.00% 2024[8]	3,149	3,561
Fannie Mae 6.00% 2024[8]	26	29
Fannie Mae 6.00% 2026[8]	11,787	13,327
Fannie Mae 6.00% 2027[8]	16,804	19,034
Fannie Mae 5.50% 2033[8]	506	566
Fannie Mae 6.00% 2036[8]	8,064	9,235
Fannie Mae 6.00% 2036[8]	5,922	6,781
Fannie Mae 6.00% 2036[8]	4,375	4,996
Fannie Mae 6.00% 2036[8]	3,260	3,733
Fannie Mae 6.00% 2036[8]	1,473	1,686
Fannie Mae 5.50% 2037[8]	513	578
Fannie Mae 6.50% 2037[8]	2,296	2,644
Fannie Mae 6.50% 2037[8]	534	573
Fannie Mae 6.50% 2037[8]	328	378
Fannie Mae 6.50% 2037[8]	172	184
Fannie Mae 7.00% 2037[8]	4,990	5,869
Fannie Mae 7.00% 2037[8]	368	424
Fannie Mae 7.50% 2037[8]	836	945
Fannie Mae 7.50% 2037[8]	280	317
Fannie Mae 7.50% 2037[8]	260	294
Fannie Mae 7.50% 2037[8]	124	133
Fannie Mae 5.239% 2038[6,8]	199	212
Fannie Mae 5.50% 2038[8]	4,842	5,468
Fannie Mae 5.50% 2038[8]	3,673	4,147
Fannie Mae 5.50% 2038[8]	1,973	2,228
Fannie Mae 5.50% 2038[8]	957	1,081
Fannie Mae 5.50% 2038[8]	485	542
Fannie Mae 6.00% 2038[8]	2,404	2,728
Fannie Mae 7.00% 2038[8]	111	129
Fannie Mae 2.319% 2039[6,8]	826	881
Fannie Mae 2.554% 2039[6,8]	1,024	1,092
Fannie Mae 2.409% 2039[6,8]	1,636	1,745
Fannie Mae 5.50% 2039[8]	382	428
Fannie Mae 4.00% 2040[8]	887	956
Fannie Mae 6.00% 2040[8]	19,085	21,644
Fannie Mae 4.00% 2041[8]	1,488	1,605
Fannie Mae 4.00% 2041[8]	911	982
Fannie Mae 4.00% 2041[8]	718	770
Fannie Mae 4.00% 2041[8]	476	515
Fannie Mae 5.00% 2041[8]	16,428	18,149
Fannie Mae 6.00% 2041[8]	12,959	14,673
Capital Income Builder — Page 23 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2042[8]	$35,783	$38,593
Fannie Mae 4.00% 2042[8]	21,343	22,969
Fannie Mae 4.00% 2042[8]	7,275	7,845
Fannie Mae 4.00% 2042[8]	5,150	5,543
Fannie Mae 4.00% 2042[8]	2,934	3,158
Fannie Mae 4.00% 2042[8]	2,468	2,662
Fannie Mae 4.00% 2043[8]	25,488	27,478
Fannie Mae 4.00% 2043[8]	20,430	22,081
Fannie Mae 4.50% 2043[8]	9,235	10,010
Fannie Mae 4.50% 2043[8]	6,559	7,114
Fannie Mae 4.50% 2043[8]	3,898	4,226
Fannie Mae 7.00% 2047[8]	60	69
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017[8]	231	235
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021[8]	2,754	2,855
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[8]	795	895
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[8]	2,588	2,415
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[8]	2,007	1,904
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[8]	551	493
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[8]	359	316
Fannie Mae, Series 2006-65, Class PF, 0.479% 2036[6,8]	2,520	2,524
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[8]	115	132
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[8]	105	123
Freddie Mac 5.50% 2023[8]	1,665	1,813
Freddie Mac 6.00% 2026[8]	1,636	1,851
Freddie Mac 5.50% 2027[8]	3,493	3,894
Freddie Mac 3.50% 2034[8]	1,786	1,872
Freddie Mac 3.50% 2035[8]	49,170	51,523
Freddie Mac 3.50% 2035[8]	47,456	49,727
Freddie Mac 3.50% 2035[8]	41,665	43,659
Freddie Mac 3.50% 2035[8]	20,000	20,957
Freddie Mac 3.50% 2035[8]	10,594	11,100
Freddie Mac 3.50% 2035[8]	8,714	9,131
Freddie Mac 3.50% 2035[8]	623	653
Freddie Mac 5.00% 2038[8]	2,274	2,513
Freddie Mac 5.50% 2038[8]	5,113	5,705
Freddie Mac 5.00% 2039[8]	20,197	22,212
Freddie Mac 6.00% 2040[8]	186	210
Freddie Mac 4.50% 2041[8]	27,845	30,212
Freddie Mac 4.50% 2041[8]	1,194	1,295
Freddie Mac 5.00% 2041[8]	362	399
Freddie Mac 5.50% 2041[8]	9,203	10,271
Freddie Mac 4.50% 2043[8]	3,796	4,107
Freddie Mac 6.50% 2047[8]	420	475
Freddie Mac, Series 2890, Class KT, 4.50% 2019[8]	1,316	1,376
Freddie Mac, Series K716, Class A2, multifamily 3.13% 2021[8]	8,590	9,026
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022[8]	18,009	18,043
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[8]	20,110	20,237
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[8]	41,420	41,686
Freddie Mac, Series K024, Class A2, multifamily 2.573% 2022[8]	5,965	6,061
Freddie Mac, Series K718, Class A2, multifamily 2.791% 2022[8]	11,565	11,919
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[8]	3,717	3,767
Freddie Mac, Series K030, Class A2, multifamily 3.25% 2023[6,8]	9,380	9,901
Freddie Mac, Series 2642, Class BL, 3.50% 2023[8]	662	685
Freddie Mac, Series 2626, Class NG, 3.50% 2023[8]	135	139
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[6,8]	26,650	28,562
Capital Income Builder — Page 24 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[8]	$28,910	$29,806
Freddie Mac, Series KPLB, Class A, multifamily 2.77% 2025[8]	5,000	4,981
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[8]	88,865	89,795
Freddie Mac, Series K046, Class A2, multifamily 3.205% 2025[8]	57,000	59,314
Freddie Mac, Series K048, Class A2, multifamily 3.284% 2025[6,8]	5,000	5,230
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026[8]	1,036	963
Freddie Mac, Series 2122, Class QM, 6.25% 2029[8]	2,292	2,544
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[8]	3,476	3,209
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036[8]	2,102	1,866
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[8]	1,199	1,119
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[8]	1,183	1,108
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[8]	1,063	999
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036[8]	629	588
Government National Mortgage Assn. 4.50% 2037[8]	2,990	3,245
Government National Mortgage Assn. 6.00% 2039[8]	4,844	5,506
Government National Mortgage Assn. 6.50% 2039[8]	695	792
Government National Mortgage Assn. 3.50% 2040[8]	350	366
Government National Mortgage Assn. 5.00% 2040[8]	3,974	4,311
Government National Mortgage Assn. 5.50% 2040[8]	6,270	7,055
Government National Mortgage Assn. 4.50% 2041[8]	4,627	4,987
Government National Mortgage Assn. 5.00% 2041[8]	6,112	6,634
Government National Mortgage Assn. 6.50% 2041[8]	2,420	2,790
Government National Mortgage Assn. 4.50% 2043[8]	30,702	33,110
Government National Mortgage Assn. 4.50% 2043[8]	3,052	3,291
Government National Mortgage Assn. 4.50% 2043[8]	2,896	3,123
Government National Mortgage Assn. 4.00% 2044[8]	277,099	295,560
Government National Mortgage Assn. 4.00% 2044[8]	59,680	63,582
Government National Mortgage Assn. 4.00% 2044[8]	24,334	25,958
Government National Mortgage Assn. 4.00% 2044[8]	19,040	20,311
Government National Mortgage Assn. 4.00% 2044[8]	16,197	17,251
Government National Mortgage Assn. 4.00% 2044[8]	8,687	9,272
Government National Mortgage Assn. 4.00% 2044[8]	5,943	6,330
Government National Mortgage Assn. 4.50% 2044[8]	135	146
Government National Mortgage Assn. 3.50% 2045[8]	299,387	314,259
Government National Mortgage Assn. 3.50% 2045[8]	208,016	218,347
Government National Mortgage Assn. 3.50% 2045[8]	146,936	154,240
Government National Mortgage Assn. 3.50% 2045[8]	56,524	59,330
Government National Mortgage Assn. 4.00% 2045[8,11]	385,430	410,196
Government National Mortgage Assn. 4.00% 2045[8]	43,493	46,459
Government National Mortgage Assn. 4.00% 2045[8,11]	39,230	41,682
Government National Mortgage Assn. 4.50% 2045[8]	131,942	142,215
Government National Mortgage Assn. 4.50% 2045[8]	33,678	36,320
Government National Mortgage Assn. 4.50% 2045[8]	31,190	33,698
Government National Mortgage Assn. 4.50% 2045[8]	30,619	33,036
Government National Mortgage Assn. 4.50% 2045[8]	20,466	22,072
Government National Mortgage Assn. 4.50% 2045[8]	20,028	21,599
Government National Mortgage Assn. 4.50% 2045[8]	14,336	15,452
Government National Mortgage Assn. 4.50% 2015[8,11]	10,600	11,410
Government National Mortgage Assn. 4.50% 2045[8,11]	3,900	4,194
Government National Mortgage Assn. 4.50% 2045[8]	2,309	2,490
Government National Mortgage Assn. 5.816% 2058[8]	3,954	4,073
Government National Mortgage Assn. 6.172% 2058[8]	338	350
Government National Mortgage Assn. 6.205% 2058[8]	1,325	1,399
Government National Mortgage Assn. 6.22% 2058[8]	302	314
Government National Mortgage Assn. 4.587% 2061[8]	2,848	3,025
Capital Income Builder — Page 25 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.528% 2062[8]	$8,129	$8,661
Government National Mortgage Assn. 4.625% 2062[8]	3,136	3,367
Government National Mortgage Assn. 4.903% 2062[8]	4,773	5,064
Government National Mortgage Assn. 4.76% 2064[8]	1,792	1,890
Government National Mortgage Assn. 5.04% 2064[8]	1,256	1,313
Government National Mortgage Assn. 5.041% 2064[8]	1,277	1,338
Government National Mortgage Assn. 5.057% 2064[8]	1,299	1,360
Government National Mortgage Assn. 5.027% 2065[8]	1,269	1,327
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035[8]	2,679	2,485
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037[8]	1,819	1,626
Government National Mortgage Assn., Series 2003, 6.116% 2058[8]	572	598
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[6,8]	12,646	12,763
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 6.014% 2038[6,8]	4,668	4,707
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[8]	9,296	9,634
GS Mortgage Securities Corp. II, Series 2015-GC-34, Class AAB, 3.278% 2048[8]	2,400	2,452
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,8]	10,975	10,999
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[3,8]	11,750	11,761
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[3,8]	14,635	14,628
Hilton USA Trust, Series 2013-HLF, DFX, 4.407% 2030[3,8]	4,500	4,517
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.279% 2048[3,6,8]	3,800	3,682
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[8]	4,999	5,118
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.911% 2045[6,8]	28,496	28,850
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3,8]	7,636	7,678
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.431% 2047[6,8]	6,028	6,247
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[8]	8,127	8,462
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.695% 2049[6,8]	9,541	9,966
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[6,8]	5,306	5,650
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[8]	100	102
JPMBB Commercial Mortgage Securities Trust, Series 2015-C-32, Class ASB, 3.358% 2048[8]	1,500	1,542
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.369% 2045[6,8]	5,335	5,778
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[8]	20,710	21,248
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-24, Class A-4, 3.732% 2048[8]	5,325	5,548
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-22, Class ASB, 3.04% 2048[8]	2,000	2,028
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-26, Class ASB, 3.323% 2048[1,8]	750	768
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-25, Class ASB, 3.383% 2028[8]	500	515
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-25, Class C, 4.679% 2028[6,8]	1,500	1,435
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.889% 2042[6,8]	20,105	20,413
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[6,8]	8,000	8,381
Wells Fargo Commercial Mortgage Trust, Series 2015-SG-1, Class A-4, 3.789% 2047[8]	2,900	3,048
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-1, Class ASB, 2.934% 2048[8]	1,805	1,828
Wells Fargo Commercial Mortgage Trust, Series 2015-C-31, Class ASB, 3.487% 2048[1,8]	1,000	1,031
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-2, Class A-5, 3.767% 2058[8]	3,000	3,132
Wells Fargo Commercial Mortgage Trust, Series 2015-LC-22, Class A-4, 3.839% 2058[8]	3,335	3,506
		3,436,054
Asset-backed obligations 0.74%
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[3,8]	12,345	12,406
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,8]	12,500	12,522
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[8]	19,870	19,954
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[8]	5,895	5,876
AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.79% 2019[8]	2,355	2,363
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[1,3,8]	3,649	3,649
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[3,8]	9,800	9,807
California Republic Auto Receivables Trust, Series 2015-1, Class B, 2.51% 2021[8]	1,730	1,729
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 1.837% 2020[1,3,6,8]	47,000	47,009
Capital Income Builder — Page 26 of 30

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.189% 2021[1,3,6,8]	$20,245	$20,241
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[8]	22,100	22,102
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020[8]	2,769	2,815
Citi Held For Issuance, Sseries 2015-PM-2, Class A, 2.35% 2022[1,3,6,8]	17,860	17,837
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033[8]	201	203
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[3,8]	1,913	1,926
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[3,8]	3,125	3,142
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[3,8]	2,395	2,412
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035[8]	1,867	1,922
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2-A, FSA insured, 0.377% 2035[6,8]	192	177
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2-A-1A, FSA insured, 0.327% 2036[6,8]	7,900	7,257
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.336% 2037[6,8]	10,278	9,395
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.346% 2037[6,8]	21,737	19,778
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39% 2020[8]	50,000	50,155
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[8]	33,755	34,242
Drive Auto Receivables Trust, Series 2015-B-A, Class A-2-A 0.93% 2017[3,8]	17,905	17,903
Drive Auto Receivables Trust, Series 2015-B-A, Class C, 2.76% 2021[3,8]	4,785	4,753
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[3,8]	5,455	5,426
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,8]	4,700	4,695
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[3,8]	2,170	2,171
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[8]	17,500	17,475
Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10% 2017[8]	3,315	3,318
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[3,8]	15,600	15,608
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,8]	10,250	10,247
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2011-1A, Class A-2, 3.29% 2017[3,8]	690	705
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[3,8]	1,885	1,881
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,3,8]	40,015	40,172
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[1,3,8]	1,938	1,926
Honda Auto Receivables Owner Trust, Series 2013-3, Class A-3, 0.77% 2017[8]	11,767	11,768
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A-4, 1.00% 2018[8]	6,799	6,802
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.357% 2037[6,8]	15,566	13,934
MarketPlace Loan Trust, Series 2015-AV-1, Class A, 4.00% 2021[1,3,8]	2,000	1,995
Mountain View Funding, Series 2007-3-A, Class A-1, CLO, 0.504% 2021[3,6,8]	4,622	4,603
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.577% 2025[3,6,8]	40,000	39,607
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-6, 5.68% 2037[6,8]	3,513	3,253
Prestige Auto Receivables Trust, Series 2015-1, Class B, 2.04% 2021[3,8]	3,750	3,737
Prestige Auto Receivables Trust, Series 2015-1, Class C, 2.40% 2021[3,8]	7,650	7,615
Prestige Auto Receivables Trust, Series 2015-1, Class D, 3.05% 2021[3,8]	8,145	7,905
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034[8]	319	327
Santander Drive Auto Receivables Trust, Series 2015-1, Class A-2-A, 0.91% 2018[8]	28,715	28,683
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[8]	1,455	1,458
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[8]	8,274	8,298
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[8]	3,850	3,852
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[8]	3,965	3,988
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60% 2020[8]	6,790	6,816
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[8]	12,415	12,333
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[8]	7,665	7,656
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[8]	6,700	6,736
Social Professional Loan Program LLC, Series 2015-A, Class A-1, 1.397% 2033[3,6,8]	1,361	1,354
Social Professional Loan Program LLC, Series 2015-C, Class A-2, 2.51% 2033[3,8]	2,224	2,223
Social Professional Loan Program LLC, Series 2015-C, Class A-1, 1.244% 2035[3,6,8]	16,648	16,396
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[8]	51,500	50,975
Westlake Automobile Receivables Trust, Series 2015-1-A, Class C, 2.29% 2020[3,8]	2,250	2,232
Capital Income Builder — Page 27 of 30

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Westlake Automobile Receivables Trust, Series 2015-1-A, Class D, 2.96% 2022[3,8]	$2,625	$2,595
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[8]	23,375	23,272
		715,612
Federal agency bonds & notes 0.33%
CoBank, ACB 7.875% 2018[3]	12,160	13,832
CoBank, ACB 0.937% 2022[3,6]	3,190	2,951
Fannie Mae 5.375% 2016	60,420	62,477
Fannie Mae 0.875% 2018	15,000	14,950
Fannie Mae 2.625% 2024	43,035	43,866
Federal Home Loan Bank, Series 2816, 1.00% 2017	14,955	15,035
Freddie Mac 5.50% 2016	14,580	15,109
Freddie Mac 1.00% 2017	25,000	25,101
Freddie Mac 1.00% 2017	14,400	14,463
Freddie Mac 1.00% 2017	5,900	5,924
Freddie Mac 5.50% 2017	50,000	54,236
Freddie Mac 1.25% 2019	50,000	49,656
		317,600
Municipals 0.07%
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.107% 2018	15,500	15,660
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	10,000	10,199
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,000	14,689
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2015-B, 2.814% 2024	30,000	29,803
		70,351
Bonds & notes of governments & government agencies outside the U.S. 0.06%
Bermuda Government 4.138% 2023[3]	4,850	4,924
Bermuda Government 4.854% 2024[3]	7,775	8,183
Colombia (Republic of) Global 4.50% 2026	7,500	7,453
Croatian Government 6.375% 2021	3,000	3,236
Hungarian Government 6.375% 2021	6,300	7,260
Indonesia (Republic of) 4.125% 2025[3]	7,500	7,341
Province of Manitoba 3.05% 2024	6,850	7,078
Province of Ontario 3.20% 2024	10,000	10,393
United Mexican States Government Global 4.60% 2046	2,000	1,865
		57,733
Total bonds, notes & other debt instruments (cost: $16,146,620,000)		16,245,883
Short-term securities 3.90%
Apple Inc. 0.13%–0.16% due 11/16/2015–1/11/2016[3]	92,200	92,184
Army and Air Force Exchange Service 0.13% due 11/2/2015[3]	48,600	48,599
Caterpillar Financial Services Corp. 0.17% due 12/18/2015	68,600	68,585
Chariot Funding, LLC 0.34%–0.40% due 12/2/2015–12/15/2015[3]	70,800	70,784
Chevron Corp. 0.14%–0.25% due 11/9/2015–2/4/2016[3]	246,200	246,101
ExxonMobil Corp. 0.12%–0.13% due 12/1/2015–12/17/2015	200,000	199,968
Fannie Mae 0.15%–0.24% due 11/3/2015–3/21/2016	277,400	277,277
Federal Farm Credit Banks 0.20%–0.31% due 2/22/2016–5/17/2016	200,000	199,809
Federal Home Loan Bank 0.11%–0.36% due 11/2/2015–7/18/2016	1,076,369	1,075,766
Freddie Mac 0.11%–0.22% due 12/8/2015–3/16/2016	809,700	809,410
General Electric Capital Corp. 0.27%–0.30% due 11/23/2015–12/7/2015	85,000	84,990
Capital Income Builder — Page 28 of 30

Short-term securities	Principal amount (000)	Value (000)
Google Inc. 0.18% due 1/7/2016[3]	$29,000	$28,993
Honeywell International Inc. 0.12%–0.23% due 11/3/2015–11/13/2015[3]	92,500	92,498
IBM Corp. 0.16%–0.17% due 12/21/2015–12/28/2015[3]	211,000	210,966
John Deere Capital Corp. 0.14% due 12/2/2015[3]	15,900	15,898
Jupiter Securitization Co., LLC 0.39% due 12/7/2015[3]	66,300	66,286
Wal-Mart Stores, Inc. 0.11%–0.15% due 11/10/2015–11/12/2015[3]	129,980	129,978
Walt Disney Co. 0.17% due 2/8/2016[3]	66,600	66,563
Total short-term securities (cost: $3,784,571,000)		3,784,655
Total investment securities 100.22% (cost: $89,621,112,000)		97,377,500
Other assets less liabilities (0.22)%		(213,830)
Net assets 100.00%		$97,163,670
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $397,989,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 10/31/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	12/18/2015	HSBC Bank	$10,239	A$14,250	$103
British pounds	11/16/2015	JPMorgan Chase	$187,309	£123,100	(2,442)
Euros	11/23/2015	HSBC Bank	$37,380	€32,920	1,169
Singapore dollars	11/24/2015	Barclays Bank PLC	$50,435	S$70,725	(7)
Singapore dollars	11/24/2015	Barclays Bank PLC	$127,447	S$179,450	(538)
					$(1,715)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $32,366,466,000, which represented 33.31% of the net assets of the fund. This amount includes $32,128,813,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,587,125,000, which represented 2.66% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $723,000, which represented less than .01% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Coupon rate may change periodically.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,090,000, which represented .04% of the net assets of the fund.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Purchased on a TBA basis.

Capital Income Builder — Page 29 of 30

Key to abbreviations and symbols
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
TBA = To be announced
A$ = Australian dollars
CAD = Canadian dollars
€ = Euros
GBP = British pounds
£ = British pounds
HKD = Hong Kong dollars
S$ = Singapore dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-012-1215O-S49171	Capital Income Builder — Page 30 of 30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

December 9, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By ___/s/ Donald H. Rolfe_____________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ___/s/ Donald H. Rolfe_____________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

By ___/s/ Neal F. Wellons_____________________
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: December 31, 2015